                                                     ARMADA
SEMI-ANNUAL REPORT
                                                     FUNDS
NOVEMBER 30, 1997
                                                     EQUITY
(UNAUDITED)
                                                     SERIES


ARMADA INTERNATIONAL EQUITY FUND
ARMADA SMALL CAP GROWTH FUND
ARMADA SMALL CAP VALUE FUND
ARMADA EQUITY GROWTH FUND
ARMADA CORE EQUITY  FUND
ARMADA EQUITY INCOME FUND




                                                      [ARMADA FUNDS LOGO]
                                                Financial Power Close at Hand

LOGO                        ARMADA FUNDS
                            EQUITY SERIES
                            SEMI-ANNUAL REPORT -- NOVEMBER 30, 1997
                            (UNAUDITED)

                                   TABLE OF CONTENTS
                                   Chairman's Message.......................................     1
                                   Equity Market Overview...................................     3
                                   FUND OVERVIEWS
                                   Armada International Equity Fund.........................     5
                                   Armada Small Cap Growth Fund.............................     8
                                   Armada Small Cap Value Fund..............................    11
                                   Armada Equity Growth Fund................................    14
                                   Armada Core Equity Fund..................................    17
                                   Armada Equity Income Fund................................    20
                                   PORTFOLIOS OF INVESTMENTS AND FINANCIAL HIGHLIGHTS
                                   Armada International Equity Fund.........................    23
                                   Armada Small Cap Growth Fund.............................    27
                                   Armada Small Cap Value Fund..............................    30
                                   Armada Equity Growth Fund................................    34
                                   Armada Core Equity Fund..................................    38
                                   Armada Equity Income Fund................................    41
                                   FINANCIAL STATEMENTS
                                   Statement of Assets and Liabilities......................    45
                                   Statement of Operations..................................    46
                                   Statement of Changes in Net Assets.......................    47
                                   NOTES TO FINANCIAL STATEMENTS............................    48

- SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, NATIONAL ASSET MANAGEMENT CORPORATION, THEIR AFFILIATES OR ANY BANK.
- SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
- PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE INVESTMENT RETURN WILL FLUCTUATE.

National City Bank and National Asset Management Corporation serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Bank and is not a bank.
  ARMADA
  INTERNATIONAL
  EQUITY FUND
  ARMADA
  SMALL CAP
  GROWTH FUND
  ARMADA
  SMALL CAP
  VALUE FUND
  ARMADA
  EQUITY GROWTH
  FUND
  ARMADA
  CORE EQUITY
  FUND
  ARMADA
  EQUITY INCOME
  FUND

LOGO                        CHAIRMAN'S MESSAGE

                            DEAR ARMADA FUNDS SHAREHOLDER:

                              It is my pleasure to update you on the semi-annual
                            performance of the Armada Funds. As of November 30, 1997, the Funds held total assets of $6.09 billion, an increase of 13% over the total assets of six months ago. This growth is the direct result of additional investments by shareholders and strong, ongoing improvement in investment income.

                            INVESTMENT PERFORMANCE EARNS NATIONAL RECOGNITION

                              Our performance has been impressive considering
                            the relatively high volatility in the recent market. Especially noteworthy has been the recognition given to Armada Funds by industry publications as exemplified by the following:

                              - The Armada Equity Growth Fund was highlighted in
                                Investor's Business Daily as one of the leading mutual funds for the past three years.

                              - The Armada Small Cap Value Fund (formerly the
                                Mid Cap Regional Fund) was awarded a 5-star rating from Morningstar on August 31, 1997.

                              - The Armada GNMA Fund was recognized by The Wall
                                Street Journal on October 14, 1997 as one of the top GNMA funds in the country.

                              - In the December 1997 issue of Mutual Funds
                                Magazine, the entire Armada Family of Funds was awarded 4 stars out of a possible five.

                            EXPANDING AND CLARIFYING OUR RANGE OF INVESTMENT CHOICES

                              The range of investment opportunities for current
                            and potential shareholders was significantly expanded in August with the addition of three new equity funds. Within the Armada Equity Series, you now can diversify across large and small market capitalizations, and take advantage of both growth and value styles of investing. The six funds in the Series are:

                                Armada Core Equity Fund           Armada Small Cap Growth Fund
                                Armada International Equity Fund  Armada Equity Income Fund
                                Armada Equity Growth Fund         Armada Small Cap Value Fund

LOGO                        CHAIRMAN'S MESSAGE

                            CHANGES APPROVED BY SHAREHOLDERS

                              Several changes were approved at our November 1997
                            shareholder meeting. Additionally, three funds were renamed to more accurately reflect their investment style and fund characteristics:

                            Armada Small Cap Value Fund is the new name for the former Armada Mid Cap Regional Fund.

                            Armada Bond Fund is the new name for the former Armada Intermediate Government Fund.

                            Armada Intermediate Bond Fund is the new name for the former Armada Fixed Income Fund.

                              Other changes were made to clarify the investment
                            objectives and limitations for a number of funds. Also, all of the funds elected the Board of Trustees who are listed on the back page of this report.

                              If you would like more information about your
                            investment, or any of the Armada Funds, please call your account representative or 1-800-622-FUND(3863). Or you can find us on the World Wide Web at WWW.NATIONAL-CITY.COM. Click Invest It! for Armada Funds information. We are pleased to answer your questions and look forward to serving your investment needs now and in the years to come.

                              Best wishes for a happy, healthy and rewarding
                            1998.

                            Sincerely,

                            /s/ Robert D. Neary
                            Robert D. Neary
                            Chairman
                            Armada Funds

LOGO   EQUITY MARKET OVERVIEW

                            REMARKS FROM THE ADVISERS

"THE STRONG ADVANCE OF THE
FINANCIAL MARKET HAS BEEN
DRIVEN
BY IMPRESSIVE CORPORATE
PROFIT
GROWTH AND LOW INTEREST
RATES.
CRITICAL TO BOTH IS A
CONTINUED
EVOLUTION OF FREE MARKET
ECONOMIES THROUGHOUT THE
WORLD."                       For a nervous year, Armada Funds' portfolio
                            managers have been scanning the investment horizon for a credible threat to the long term advance of the financial markets. We have enjoyed this time of economic and financial nirvana, where twenty-four year low unemployment levels, low interest rates, rock bottom inflation and a seemingly endless string of impressive corporate profit growth reports combined to produce a dazzling three-year stock market average annual return in excess of 25%.

                              Today, however, we see dark clouds amassing on the
                            investment horizon. In the Far East, we believe that the catalyst for major stock market volatility has been unleashed in the form of this currency devaluation crisis. Its impact will not only strike Japan, Korea, Thailand, Malaysia, and the Philippines, but will also ripple around the world's economies.

                              While the most serious threat to the health of the
                            domestic financial markets from Asian currency devaluation will be in the form of strained corporate profit growth, a more ominous and long lasting threat could crystallize in the realm of global politics and foreign national political fortitude.

                            STRAINED CORPORATE PROFIT GROWTH

                              As global financial markets' confidence in the
                            potential of Asian economies to generate strong real economic growth and support that growth with a sound financial system, the Asian currencies are being aggressively devalued. This currency devaluation serves to make Asian exports more competitive on a global scale, thereby generating the necessary revenues and profits to positively address the current unfavorable economic conditions. In theory, Asia will export its way back to prosperity and stability, at considerable expense to competing global economies.

                              Consider that the 33% devaluation of the Korean
                            currency now makes a ton of Korean steel potentially 33% cheaper than it was only six months ago! As domestic producers battle this tide of cheap imports, struggling to protect market share, profit margins will undoubtedly suffer. We seriously doubt that domestic producers can stay price competitive without a strong negative impact on profits and profit growth.

                              CONCERN: Wall Street demands profit growth to
                            support an extremely high stock market valuation. In fact, the continuation of strong profit growth trends has long been factored into the price of many equity securities. With this new and serious threat to the continuation of corporate profit growth, stock prices can be expected to tumble on any indication of profit

LOGO   EQUITY MARKET OVERVIEW

                            REMARKS FROM THE ADVISERS

                            disappointment. There now exists the real possibility of drastically slower or even negative corporate profit growth trends. Without the assumption of continued strong earnings growth, the stock market is precariously overvalued.

                            POLITICAL FALLOUT.

                              The economic medicine prescribed by the IMF is
                            very contractionary to economic growth in the Asian economies. The conditions for IMF loans are likely to cause a spike in unemployment rates, bankruptcy filings, and contract industrial output. Historically, the IMF has been able to restore confidence with these measures and put these countries on firm footing for economic growth.

                              However, the IMF plans suffer from two potential
                            drawbacks. First, the medicine could be wrong. Inducing economic contraction and financial reforms has historically helped countries who were spending beyond their means with very little real economic development. However, the Asian economies are a unique case. They were developing in a real sense, but demand fell off for most of what they were producing. They suddenly were unable to pay for the investments they had made in plant and equipment. The IMF solution that has worked so many times has not been tested under these conditions. Secondly, Asians may be understandably skeptical of a western solution to their problems. For the last thirty years, they've thrived on a uniquely Asian system of organizing their economies. Relationships and trust were much more important to granting credit or establishing trade than collateral, cash flow and contractual obligations. These values are deeply ingrained in most Asian cultures. Even if we suppose Asian leaders agree that the IMF reforms would make their economies stronger in the end, they must sell the proposition of continued pain for long term gain to a public who is already suffering greatly.

                              The strong advance of the financial market has
                            been driven by impressive corporate profit growth and low interest rates. Critical to both is a continued evolution of free market economies throughout the world. The Asian currency crisis threatens not only immediate corporate profit trends and interest rate expectations, but also threatens the global political environment which has so warmly welcomed free market economics. Given the extremely high expectations of financial markets, and the extremely low tolerance for disappointment, we are very concerned with the continued health of the financial market's advance.

LOGO  ARMADA INTERNATIONAL EQUITY FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
DAVID COOLEY
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP
FUND'S DATE OF INCEPTION:
AUGUST 1, 1997 (INSTITUTIONAL
SHARES)
AUGUST 1, 1997 (RETAIL
SHARES)
ASSETS:
$88,938,021 (INSTITUTIONAL
SHARES)
$     3,650 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
SEEK CAPITAL GROWTH
CONSISTENT
WITH REASONABLE INVESTMENT
RISK.
THE FUND WILL NORMALLY INVEST
AT
LEAST 80% OF ITS TOTAL ASSETS
IN
EQUITY SECURITIES OF FOREIGN
ISSUERS.
                            RECENT PERFORMANCE

                              The Armada International Equity Fund was launched
                            on August 1, 1997. From the inception date to November 30, 1997, the Fund returned -7.80%, for both Institutional and Retail shareholders versus -10.72% for the EAFE index and -9.51% for the Lipper International Equity Fund Index. The Fund's country allocation discipline was the primary reason for its outperformance. The Southeast Asian markets and Japan appeared vulnerable to correction and devaluation, and were therefore de-emphasized in the portfolio from inception. The correction in both currencies and market levels occurred in a compressed period of time. The Fund remained fully invested during the period.

                            FUND STRATEGIES

                              The investment strategy of the Fund is to focus
                            upon stocks in countries which are more competitive than their trading partners, attractively valued, and performing well recently. While the markets of Southeast Asia have become much more competitive in terms of unit labor costs, several problems remain. Presently, they lack the stability in currency value and financing cost to effectively transact business and attract direct investment. The uncertainty has been magnified by a lack of effective government policy responses and anti-Western sentiment. Moreover, the valuation of these markets is a bit of a moving target. Enterprise values in local currency terms are expanding as dollar denominated debts have increased, even while equity prices contract. Meanwhile, the earnings prospects of these companies have been diminished, at least temporarily, by the severe dislocation of the region's economies. Lastly, the relative strength of these markets is poor, suggesting investor sentiment has not yet stabilized. For those reasons, we continue to limit our exposure to the region.

                            FUND STRUCTURE

                              Over the course of the Fund's existence,
                            investments have been more heavily weighted in Europe. Most of the buying activity has been in financial institutions in smaller countries, such as Denmark, Ireland, and Belgium. The Swiss market has also attracted additional investment, despite higher valuation and more demanding unit labor costs. The high competitiveness of the Swiss economy is evident in trade figures, which show large persistent surpluses in relation to GDP. Likewise, valuations versus global peers in many Swiss market heavyweights are less demanding.

LOGO  ARMADA INTERNATIONAL EQUITY FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"SOUTHEAST ASIAN MARKETS FELL
SHARPLY SINCE THE FUND'S
INCEPTION, WITH EFFECTS
RIPPLING
ACROSS THE DEVELOPED MARKETS.
THE FUND HAS OUTPERFORMED DUE
TO A PERSISTENT EMPHASIS ON
EUROPEAN EQUITIES."
                              The Fund shifted holdings within sectors as well,
                            moving the focus in technology away from hardware toward software, and in financial stocks toward life insurance and mortgage banking. These shifts reflect our discipline of buying stocks with attractive valuations relative to growth rates, and selling stocks showing vulnerability to deteriorating business conditions.

                            LOOKING AHEAD

                              Looking ahead, we are constructive on the world
                            equity markets. Ultimately, the next leg of more efficient growth in the world economy is being set up by today's convulsive capital market movements. All that is needed are the appropriate responses from governments and managements to the task at hand.

                              In Asia, currency rates should find a stable
                            equilibrium, foreign investment should return at a more rational pace with more economic logic, and the tremendous demographic potential of the region will be realized. In Europe, the effect of Asia will only heighten the need to restructure in preparation for monetary union.

                              Japan's incredible tolerance for pain seems to
                            have slowed its adjustment to freer markets, and we await concrete terms of reform. Yet on the whole, the difficulties being experienced have been necessary and positive events for world equity markets. We believe 1998 will be a year of great progress toward more efficient allocation of assets, resulting in wealth creation in the future.

LOGO   ARMADA INTERNATIONAL EQUITY
                            FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

                                                            ====================================================================
                                                                                TOTAL RETURNS as of 11/30/97
                                                            --------------------------------------------------------------------
                                                                                                Since Inception(2,4)
                                                            --------------------------------------------------------------------
                                                             Armada International Equity Fund
                                                             Institutional Shares(1)                      (7.80)%
                                                            --------------------------------------------------------------------
                                                             Armada International Equity Fund
                                                             Retail Shares With Sales Charge(5)           (11.26)%
                                                                      Without Sales Charge                 (7.80)%
                                                            --------------------------------------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                  Measurement Period
                 (Fiscal Year Covered)                            Institutional                   Retail Shares
Aug-1-1997                                                                     10000.00                         9625.00
Aug-1997                                                                        9240.00                         8893.17
Sep-1997                                                                        9990.00                         9615.02
Oct-1997                                                                        9260.00                         8912.42
Nov-1997                                                                        9220.00                         8873.92

                  Measurement Period                       Morgan Stanley MSCI EAFE
                 (Fiscal Year Covered)                              Index
Aug-1-1997                                                                   10000.00
Aug-1997                                                                      9253.20
Sep-1997                                                                      9771.38
Oct-1997                                                                      9019.96
Nov-1997                                                                      8927.96

                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada International Equity Fund's date of
                              inception was August 1, 1997 for both
                              Institutional and Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Not annualized.

                            5 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 5.50%

LOGO   ARMADA SMALL CAP GROWTH FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
NATIONAL CITY'S
 ASSET MANAGEMENT GROUP
FUND'S DATE OF INCEPTION:
AUGUST 1, 1997 (INSTITUTIONAL
SHARES)
AUGUST 1, 1997 (RETAIL
SHARES)
ASSETS:
$30,838,494 (INSTITUTIONAL
SHARES)
$     9,712 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
SEEK LONG-TERM CAPITAL
APPRECIATION. THE FUND WILL
NORMALLY INVEST AT LEAST 80%
OF
ITS TOTAL ASSETS IN
SECURITIES OF
COMPANIES WITH STOCK MARKET
CAPITALIZATIONS OF UNDER $1.5
BILLION AT THE TIME OF
PURCHASE.                   RECENT PERFORMANCE

                              The opening date for the Armada Small Cap Growth
                            Fund, August 1, 1997, coincided with a distinct shift in relative performance between small cap US stocks and large cap US stocks as investors turned away from the global "mega-cap" stocks and embraced faster growing companies. During the August-September period, small cap stocks, as measured by the Russell 2000 Index outperformed large cap stocks, as measured by the S&P 500 Index, by over 10%. This trend reversed itself over the October-November period, however, as the unfolding economic crisis in Asia spooked investors and caused a flight to larger stocks perceived to be more stable. During this period, the Russell 2000 underperformed the S&P 500 by over 6%.

                              Within the small stock universe, growth-oriented
                            stocks underperformed their value-oriented counterparts significantly. This is evident when comparing the 2.0% return of the Russell Growth Index and the 6.6% return of the Russell 2000 Value Index for the four-month period. Clearly, investors placed a higher value on lower priced, less speculative issues and shied away from pricier, high-flying growth stocks.

                            FUND STRATEGIES

                              The Armada Small Cap Growth Fund's strategy of
                            focusing on more established growth companies in the small cap universe helped the Fund outperform the Russell 2000 Growth Index appreciably, as the Fund returned 4.7%, for both Institutional and Retail shares (before sales charges), for the four-month period compared to the 2.0% return of the Russell 2000 Growth Index.

                              The Fund was able to avoid the downdraft that
                            swept through the technology sector through its large position in software and service stocks, which held their value, and through zero exposure to computer and networking stocks which suffered the most. The Fund's strongest absolute performance was in the health care sector where its concentrations in the medical products and health services sub-sectors were well rewarded.

                            FUND STRUCTURE

                              Since its opening on August 1, 1997, the Fund has
                            been consistently overweighted in the financial and industrial & commercial sectors and underweighted in the energy and information and entertainment sectors. We recently increased our exposure to selected regional U.S. bank stocks as we felt that, in addition to having attractive individual fundamentals, they should also benefit from the falling interest rate environment and their domestic focus.

LOGO   ARMADA SMALL CAP GROWTH FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"THE FUND'S STRONGEST
ABSOLUTE
PERFORMANCE WAS IN THE HEALTH
CARE SECTOR WHERE ITS
CONCENTRATIONS IN THE MEDICAL
PRODUCTS AND HEALTH SERVICES
SUB-SECTORS WERE WELL
REWARDED."                  LOOKING AHEAD

                              We do not anticipate making substantial changes in
                            the strategy that we have employed in managing the Fund since its inception. Our strategy involves careful screening and fundamental research of our universe, focusing primarily on stocks with a market cap under $1.5 billion. We look for high quality companies that have demonstrated several years of consistent, profitable growth without significant volatility. We especially like companies which are leaders in attractive market segments or niches. We expect turnover to be relatively low (under 50%) and to have a relatively low concentration in the Fund, with the top ten holdings representing less than 35% of assets.

                              Although we do not plan to change our strategy
                            going forward, we will make tactical moves as opportunities develop. The current downturn in the technology sector could be such an opportunity, and we are currently combing through the wreckage for attractive situations.

LOGO   ARMADA SMALL CAP GROWTH FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

                                                            ====================================================================
                                                                                TOTAL RETURNS as of 11/30/97
                                                            --------------------------------------------------------------------
                                                                                                Since Inception(2,4)
                                                            --------------------------------------------------------------------
                                                             Armada Small Cap Growth Fund
                                                             Institutional Shares(1)                     4.70%
                                                            --------------------------------------------------------------------
                                                             Armada Small Cap Growth Fund
                                                             Retail Shares With Sales Charge(5)          0.77%
                                                                      Without Sales Charge               4.70%
                                                            --------------------------------------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                  Measurement Period
                 (Fiscal Year Covered)                            Retail Shares                Institutional Shares
8-1-97                                                                          9625.00                        10000.00
8-97                                                                            9817.13                        10200.00
9-97                                                                           10356.11                        10760.00
10-97                                                                          10115.50                        10510.00
11-97                                                                          10077.00                        10470.00

                  Measurement Period                      Frank Russell 2000 Growth
                 (Fiscal Year Covered)                              Index
8-1-97                                                                       10000.00
8-97                                                                         10228.80
9-97                                                                         10977.45
10-97                                                                        10495.54
11-97                                                                        10427.32

                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Small Cap Growth Fund's date of
                              inception was August 1, 1997 for both
                              Institutional and Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Not annualized.

                            5 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 5.50%.

LOGO  ARMADA SMALL CAP VALUE FUND OVERVIEW
      (FORMERLY ARMADA MID CAP REGIONAL FUND)

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
LAWRENCE E. BAUMGARTNER,
  PRESIDENT
  BROAD STREET
  ASSET MANAGEMENT
FUND'S DATE OF INCEPTION:
JULY 26, 1994 (INSTITUTIONAL
SHARES)
AUGUST 15, 1994 (RETAIL
SHARES)
ASSETS:
$266,351,844 (INSTITUTIONAL
SHARES)
$  7,630,351 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
SEEK CAPITAL APPRECIATION BY
INVESTING IN A DIVERSIFIED
PORTFOLIO OF PUBLICLY TRADED
EQUITY SECURITIES.
                            RECENT PERFORMANCE

                              For the six months ended November 30, 1997, the
                            small-and-mid cap markets continued to move forward with the Russell 2000 Small Cap Index advancing 13.9%, and the S&P Mid Cap Index showing a 15.9% gain. Over the same period, the Armada Small Cap Value Fund gained 18.7%, for Institutional shareholders, and the annualized rate of return since Fund inception in July, 1994 now stands at 24.1%. With the Fund passing its 3-year birthday in July, we were pleased to have received a 4-star overall ranking from fund-watcher Morningstar Inc. in our initial rating, placing us in the top one-third of all domestic equity funds over the past 3 years. Since that initial ranking, our monthly overall rating has varied between 4 and 5 stars based on the previous 3-year risk-adjusted returns. A 5-star ranking places the Fund in the top 10% of all domestic equity funds according to the Morningstar system. In their assessment, Morningstar noted the above average returns generated by the Small Cap Value Fund, combined with below average risk. We were pleased by this recognition, especially given that the market has been unquestionably led by large cap stocks since Fund inception.

                              As you've probably noticed, the Fund has changed
                            its name to the Armada Small Cap Value Fund from the Mid Cap Regional Fund. The reasons for this change are simple. We changed the name to reflect the investment style employed, and the size of companies actually in the Fund. It is clear that the Value style of purchasing stocks with low price/earnings, low price/book, and low price/cash flow characteristics is the overwhelming factor affecting performance, thus the Value name. Additionally, as the stock market overall has nearly doubled since inception of this Fund, so have the capitalizations of the companies considered Mid Cap. The weighted market capitalization of the S&P Mid Cap is now nearly $3.5B, compared to our Fund at around $800mm. We continue to focus on companies with smaller capitalization because that is where we believe there is value to be added. This name change will have no effect on the day to day management of the Fund.

                            FUND STRATEGIES

                              In looking at the past six months, we made two
                            distinctive decisions which helped Fund performance. First, when long term interest rates pierced the 7.0% level during the April-May time frame, we decided it was

LOGO  ARMADA SMALL CAP VALUE FUND OVERVIEW
      (FORMERLY ARMADA MID CAP REGIONAL FUND)

                            COMMENTS FROM THE MANAGER

"TRUE TO FORM, THE FUND HELD
ITS
VALUE NICELY DURING THE
OCTOBER CORRECTION AND,
ACCORDING TO THESTREET.COM,
AN
ON-LINE INVESTMENT
NEWSLETTER,
THE ARMADA MID CAP REGIONAL
FUND WAS THE SECOND BEST
PERFORMING MID CAP FUND IN
THE
LIPPER UNIVERSE DURING THE
MINI-CRASH ON OCTOBER 27."  time to increase our holdings in the interest sensitive area of the market. Based on bottom-up analysis, we found many specialty finance and insurance stocks which had negatively reacted to the rise in rates earlier in the year and were priced at low multiples of earnings and book value. Our second decision, concurrent with our interest rate decision, was to increase Fund holdings in the technology sector, as many of these stocks had been thoroughly thrashed in the first quarter of the calendar year. Again, many technology stocks began showing up as very favorably priced based on earnings and asset value. As the market bottomed in late April, coincident with the peak in long term interest rates, we were favorably positioned for the ensuing 38% advance by the Russell 2000 Small Cap Index.

                              Quite honestly, we were pleasantly surprised by
                            the Fund's ability to keep up with an aggressively advancing market, as our signature has been to fall behind during sharp advances, while holding value during market corrections. True to form, the Fund held its value nicely during the October correction and, according to TheStreet.com, an on-line investment newsletter, the Armada Mid Cap Regional Fund was the second best performing Mid Cap fund in the Lipper universe during the mini-crash on October
                            27. Also during this reporting period, we again had several of our companies announce merger agreements at premiums to then market prices.

                              Specific stocks helping performance during the
                            past six months were Bon-Ton Stores (+140%), Paragon Trade Brands (+43%), Lawyers Title Company (+76%), and Eaton Vance (+46%). Detracting from performance were WLR Foods (-5%), Nord Resources (-41%), High Plains (-17%) and Thorn Apple Valley (-18%). Takeover names during the period included mortgage banker Homeside, retailer Carson Pirie Scott, insurance concern Equitable of Iowa, and electronics distributor Sterling Electronics.

LOGO  ARMADA SMALL CAP VALUE FUND OVERVIEW
      (FORMERLY ARMADA MID CAP REGIONAL FUND)

                            COMMENTS FROM THE MANAGER

                                                            =========================================================
                                                                          TOTAL RETURNS as of 11/30/97
                                                             --------------------------------------------------------
                                                                                                       Six Months
                                                             Armada Small Cap Value Fund
                                                             Institutional Shares(1)                      18.68%
                                                            ---------------------------------------------------------
                                                             Armada Small Cap Value Fund
                                                             Retail Shares With Sales Charge(5)           14.17%
                                                                      Without Sales Charge                18.60%
                                                            ---------------------------------------------------------

                                                            ---------------------------------------------------------
                                                                          TOTAL RETURNS as of 11/30/97
                                                            ---------------------------------------------------------
                                                                                                         1-Year
                                                             Armada Small Cap Value Fund
                                                             Institutional Shares(1)                      36.68%
                                                            ---------------------------------------------------------
                                                             Armada Small Cap Value Fund
                                                             Retail Shares With Sales Charge(5)           31.27%
                                                                      Without Sales Charge                36.38%
                                                            ---------------------------------------------------------

                                                            =========================================================
                                                                          TOTAL RETURNS as of 11/30/97
                                                            ---------------------------------------------------------
                                                                                                       3-Years(4)
                                                             Armada Small Cap Value Fund
                                                             Institutional Shares(1)                      25.27%
                                                            ---------------------------------------------------------
                                                             Armada Small Cap Value Fund
                                                             Retail Shares With Sales Charge(5)           23.38%
                                                                      Without Sales Charge                24.94%
                                                            ---------------------------------------------------------

                                                            ==========================================================
                                                                          TOTAL RETURNS as of 11/30/97
                                                            ---------------------------------------------------------
                                                                                                         Since
                                                                                                     Inception(2,4)
                                                             Armada Small Cap Value Fund
                                                             Institutional Shares(1)                      24.09%
                                                            ---------------------------------------------------------
                                                             Armada Small Cap Value Fund
                                                             Retail Shares With Sales Charge(5)           21.85%
                                                                      Without Sales Charge                23.28%
                                                            ---------------------------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                                                                                                       Armada Small Cap Value
             Measurement Period                    Russell 2000 Value                                    Fund (Institutional
            (Fiscal Year Covered)                         Index              S&P Midcap 400 Index            Shares)(1)
Jul-94                                                     10000.00                  10000.00                    10000.00
Nov-94                                                     10055.30                   9970.02                    10490.00
May-95                                                     11230.20                  11372.20                    11461.60
Nov-95                                                     12919.90                  13205.20                    12337.80
May-96                                                     15262.30                  14604.30                    14056.90
Nov-96                                                     15055.70                  15686.80                    15087.00
May-97                                                     16327.40                  17259.70                    17375.10
Nov-97                                                     18581.00                  19990.30                    20620.70

                                               Armada Small Cap Value
             Measurement Period                  Fund (Retail Shares
            (Fiscal Year Covered)              with sales charge) (5)
Jul-94                                                   9625.00
Nov-94                                                   9839.02
May-95                                                  10736.00
Nov-95                                                  11536.90
May-96                                                  13127.90
Nov-96                                                  14071.40
May-97                                                  16182.00
Nov-97                                                  19191.10

                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Small Cap Value Fund's date of
                              inception was July 26, 1994 for Institutional shares and August 15, 1994 for Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

                            5 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 5.50%.

LOGO   ARMADA EQUITY GROWTH FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
ERIC S. FUCHS,
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP
FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989
(INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL
SHARES)
ASSETS:
$308,884,226 (INSTITUTIONAL
SHARES)
$  8,375,486 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
SEEK A HIGH LEVEL OF TOTAL
RETURN ARISING PRIMARILY OUT
OF
CAPITAL APPRECIATION. THE
FUND
INVESTS IN COMMON STOCKS AND
SECURITIES CONVERTIBLE INTO
COMMON STOCKS.              RECENT PERFORMANCE

                              The Armada Equity Growth Fund achieved a total
                            return of 16.40% for Institutional shareholders and 16.28% (before sales charges) for Retail shareholders for the six months ended November 30, 1997. In comparison, the S&P 500 Index was up 13.58% and the more volatile and concentrated S&P Barra Growth Index appreciated 13.74%.

                              The Fund ranked in the top 4% of all equity funds
                            within its Morningstar category (over 650) for the twelve months ended November 30, 1997, with a total return of 31.0% for Institutional shareholders. Similarly, the Fund ranked in the top 5% of all growth funds (over 660) in the Lipper universe for calendar year to date ended November 30, 1997.

                              Leading the Fund's performance results over the
                            past six-month period with gains of over 25% were consumer cyclicals such as Home Depot, Tandy, Wal-Mart, Costco, and Dayton Hudson. Health care stocks such as Pfizer, Schering-Plough, Bristol-Myers Squibb, Eli Lilly and Guidant posted 25%+ gains. Similarly, in technology, Lucent Technology, Compaq Computer and America Online were big winners. In oil field services, Schlumberger and Halliburton were major contributors to performance and in the transportation sector, Southwest Airlines was a big winner. Consumer staples such as Gillette, Coca Cola and PepsiCo were underperformers during this period.

                            FUND STRATEGIES

                              The critical elements in the Fund's stock
                            selection methodology revolve around both superior and improving earnings growth, with a watchful eye on purchasing and holding shares at a reasonable price relative to each stock's projected valuation. Our sell discipline mandates a reduction or replacement of equity positions that violate our earnings growth and valuation criteria. Continuous and highly disciplined active management of each stock's risk/reward ratio is the focal point of our portfolio strategy.

                            FUND STRUCTURE

                              The portfolio structure has changed moderately
                            over the past six months, as we have reduced the basic materials, capital goods, and energy sectors and increased exposure to financial services. We anticipate a slowing of worldwide economic growth, particularly in Asia and Europe, and we have shifted our equity positions accordingly.

LOGO   ARMADA EQUITY GROWTH FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

                            LOOK AHEAD

                              Keeping in mind that the Armada Equity Growth Fund
                            has compounded at 28.14% for Institutional shareholders over the past 3 years, and that these equity returns are historically high, we are paying increasing attention to current price levels relative to fair and reasonable valuation targets of each individual equity holding in the Fund.

                              From our perspective, the Equity Growth Fund
                            offers a highly disciplined, earnings growth approach to investing in large-cap securities. We look forward to a progressively challenging period ahead in 1998.

LOGO  ARMADA EQUITY GROWTH FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

                                                            ================================================================

                                                                              TOTAL RETURNS as of 11/30/97
                                                            ----------------------------------------------------------------
                                                                                                  Six Months      1-Year
                                                            ----------------------------------------------------------------
                                                             Armada Equity Growth Fund
                                                             Institutional Shares(1)                 16.40%        31.00%
                                                            ----------------------------------------------------------------
                                                             Armada Equity Growth Fund
                                                             Retail Shares With Sales Charge(5)      11.91%        25.74%
                                                                      Without Sales Charge           16.28%        30.65%
                                                            ----------------------------------------------------------------

                                                            ================================================================
                                                                              TOTAL RETURNS as of 11/30/97
                                                            ----------------------------------------------------------------
                                                                                                    3-Years(4)    5-Years(4)
                                                             Armada Equity Growth Fund
                                                             Institutional Shares(1)                   28.14%        15.77%
                                                            ----------------------------------------------------------------
                                                             Armada Equity Growth Fund
                                                             Retail Shares With Sales Charge(5)        26.22%        14.62%
                                                                      Without Sales Charge             27.82%        15.50%
                                                            ----------------------------------------------------------------

                                                            ===============================================================
                                                                              TOTAL RETURNS as of 11/30/97
                                                            ----------------------------------------------------------------
                                                                                                   Since Inception(2,4)
                                                             Armada Equity Growth Fund
                                                             Institutional Shares(1)                       15.53%
                                                            ----------------------------------------------------------------
                                                             Armada Equity Growth Fund
                                                             Retail Shares With Sales Charge(5)            14.73%
                                                                      Without Sales Charge                 15.29%
                                                            ----------------------------------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                                                  Armada Equity Growth       Armada Equity Growth
             Measurement Period                    Fund (Retail Shares        Fund (Institutional
            (Fiscal Year Covered)                 with sales charge)(5)           Shares)(1)           S&P 500 Composite Index
Dec-89                                                      9625.00                   10000.00                   10000.00
May-90                                                     10439.30                   10846.50                   10378.90
Nov-90                                                      9695.72                   10073.90                    9427.68
May-91                                                     12328.90                   12809.70                   11599.90
Nov-91                                                     12071.50                   12578.90                   11346.60
May-92                                                     13374.30                   13950.20                   12746.50
Nov-92                                                     14519.10                   15164.10                   13438.90
May-93                                                     14310.80                   14955.00                   14224.00
Nov-93                                                     14245.80                   14911.90                   14790.40
May-94                                                     14470.50                   15165.80                   14826.00
Nov-94                                                     14286.50                   14986.70                   14944.90
May-95                                                     15968.80                   16776.00                   17814.10
Nov-95                                                     18005.40                   18942.30                   20464.70
May-96                                                     19855.10                   20905.40                   22876.00
Nov-96                                                     22837.70                   24068.60                   26163.00
May-97                                                     25659.70                   27086.70                   29602.20
Nov-97                                                     29837.80                   31530.00                   33622.60


             Measurement Period                 S&P 500/BARRA Growth
            (Fiscal Year Covered)                       Index
Dec-89                                                  10000.00
May-90                                                  10599.00
Nov-90                                                   9710.92
May-91                                                  12088.60
Nov-91                                                  12152.40
May-92                                                  13387.70
Nov-92                                                  14471.60
May-93                                                  14318.60
Nov-93                                                  14709.10
May-94                                                  14467.60
Nov-94                                                  15015.50
May-95                                                  17827.00
Nov-95                                                  20862.80
May-96                                                  23265.20
Nov-96                                                  26774.80
May-97                                                  31012.50
Nov-97                                                  35278.80

                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
                            2 The Armada Equity Growth Fund's date of inception
                              was December 20, 1989 for Institutional shares and April 15, 1991 for Retail shares. The performance information of the Retail shares includes information from the commencement of operations of the Institutional shares, rather than the date Retail shares were introduced. The performance of the Retail shares prior to their introduction date does not reflect shareholder servicing fees, which, if reflected, would reduce the performance quoted for such periods.
                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.
                            4 Annualized.

                            5 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 5.50%.

LOGO   ARMADA CORE EQUITY FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
 NATIONAL ASSET
 MANAGEMENT CORPORATION'S
 INVESTMENT MANAGEMENT
 GROUP
FUND'S DATE OF INCEPTION:
AUGUST 1, 1997 (INSTITUTIONAL
SHARES)
AUGUST 1, 1997 (RETAIL
SHARES)
ASSETS:
$105,199,042 (INSTITUTIONAL
SHARES)
$     81,916 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
SEEK A TOTAL RATE OF RETURN,
BEFORE FUND EXPENSES, GREATER
THAN THAT OF THE STANDARD &
POOR'S 500 COMPOSITE STOCK
PRICE INDEX (THE "S&P 500").
THE FUND INVESTS IN A
DIVERSIFIED
PORTFOLIO OF DOMESTIC COMMON
STOCKS OF ISSUERS WITH LARGE
CAPITALIZATIONS.            RECENT PERFORMANCE

                              The Armada Core Equity Fund commenced operations
                            on August 1, 1997. The Fund's Manager, National Asset Management Corporation, has utilized the Multiple Attribute Core Equity Approach since 1988, and has outperformed the S&P 500 seven out of the last nine years, with respect to its other equity accounts. The Fund produced a total return of 0.3%, for both Institutional and Retail shareholders (before sales charges), for the four-month period ended November 30, 1997. The S&P 500 returned 0.7% during the same time period. Beginning in September, technology stocks exhibited weakness, due in large part to concerns about the Asian economy.

                            FUND STRUCTURE

                              Our overweighting in technology was a negative
                            during the period. Early in the period, the Fund was also negatively impacted by a rally in smaller capitalization stocks, as the Fund invests primarily in large capitalization stocks. This trend has since reversed, with large cap stocks once again leading the market. The Fund benefited from the strong performance of pharmaceutical companies and selective firms in the consumer staples and finance sectors.

                            FUND STRATEGIES

                              The Fund is currently overweighted in high quality
                            growth stocks. Growth stocks historically have performed well during times of stable economic growth and low inflation, which are both present as we close out the calendar year. We have reduced our overweighting in the technology sector, and increased our exposure to companies with less volatile earnings. Going forward, we expect to maintain our high quality growth bias. However, we will purchase cyclical stocks, whose earnings are correlated to the strength in the economy, when the valuation is attractive and the long-term fundamental outlook is positive.

                            LOOKING AHEAD

                              As we enter 1998, global economic concerns are in
                            the minds of many investors. In Japan, the economy has been stagnant for most of the 1990's. Economic growth rates in Indonesia, Korea, Malaysia, and Thailand have been reduced. U.S. firms that have a significant presence in this region are beginning to be affected by the weakness.

LOGO   ARMADA CORE EQUITY FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

                              Given this backdrop, we expect companies that can
                            produce consistent earnings growth to continue to do well. However, we will selectively add cyclical companies to the Core Equity Fund when it appears that the market has overreacted to global economic concerns. We are currently monitoring aluminum companies, paper stocks, and industrial gas concerns with good long-term fundamentals for inclusion in the Fund.

LOGO   ARMADA CORE EQUITY FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

                                                            ====================================================================
                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                Since Inception(2,4)
                                                             ------------------------------------------------------------------
                                                             Armada Core Equity Fund
                                                             Institutional Shares(1)                      0.32%
                                                            --------------------------------------------------------------------
                                                             Armada Core Equity Fund
                                                             Retail Shares With Sales Charge(5)          (3.45)%
                                                                      Without Sales Charge                 0.31%
                                                            --------------------------------------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                  Measurement Period                                                         Armada Core Equity Fund
                 (Fiscal Year Covered)                       S&P 500 Composite Index        (Institutional Shares)(1)
Aug-1-1997                                                             10000.00                        10000.00
Aug-31-1997                                                             9440.30                         9480.00
Sep-97                                                                  9957.30                         9900.00
Oct-97                                                                  9624.72                         9560.63
Nov-97                                                                 10070.40                        10031.60

                                                           Armada Core Equity Fund
                 (Fiscal Year Covered)                            charge)(5)
Aug-1-1997                                                            9625.00
Aug-31-1997                                                           9124.16
Sep-97                                                                9528.39
Oct-97                                                                9201.43
Nov-97                                                                9654.75

                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Core Equity Fund's date of inception
                              was August 1, 1997 for both Institutional and Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Not annualized.

                            5 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 5.50%.

LOGO   ARMADA EQUITY INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
MARYJANE MATTS
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP
FUND'S DATE OF INCEPTION:
JULY 1, 1994 (INSTITUTIONAL
SHARES)
AUGUST 22, 1994 (RETAIL
SHARES)
ASSETS:
$163,886,921 (INSTITUTIONAL
SHARES)
$    757,528 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
SEEK A COMPETITIVE TOTAL RATE
OF
RETURN THROUGH INVESTMENTS IN
EQUITY AND EQUITY EQUIVALENT
SECURITIES WHICH, IN THE
AGGREGATE, PROVIDE A PREMIUM
CURRENT YIELD.              RECENT PERFORMANCE

                              Despite a relatively strong third quarter
                            performance, value stocks have generally underperformed growth stocks this year, posing a somewhat difficult environment for a fund focused on high yield, low multiple stocks. Relative to its benchmark, however, the Fund has outperformed in the past six months. The Armada Equity Income Fund recorded a 13.66% return for Institutional shareholders and a 13.53% return (before sales charges) for Retail shareholders for the six-month period ended November 30, 1997. The Fund's benchmark, the Standard and Poor's/BARRA Value Index ("the BARRA Value Index"), returned 13.32% over the same period.

                              Industry weights that aided the performance of the
                            Fund included overweights in banks and gas utilities, and underweights in health care (non-drug), precious metals, and publishing. Industry weights that detracted from performance included underweights in telephone and media and overweights in chemicals and construction. For the twelve-month period ended November 30, 1997, the Armada Equity Income Fund recorded a 24.54% return for Institutional shareholders and a 24.26% return (before sales charges) for Retail shareholders. The BARRA Value Index returned 25.08% over the same period.

                            FUND STRUCTURE

                              Relative to our benchmark, the Fund
                            characteristics include: higher yield, lower risk, lower price/book, and lower weighted average market capitalization of $31 billion versus $37 billion. Over the course of the past year, we have increased exposure to higher yielding, smaller capitalization issues as these types of stocks have lagged the overall market and appear relatively attractive. Current sector weights include an overweight in basic materials and capital goods, and underweights in technology, consumer staples, and communication services.

                            FUND STRATEGIES

                              The investment strategy is to identify stocks
                            offering both good value and good news. The Fund invests in statistically cheap stocks that appear undervalued and poised for an improvement in relative performance. By statistically cheap, we mean stocks with premium yields, low price/earnings ratios, low price/book ratios, etc. By undervalued, we refer to stocks that do not deserve to trade at steep discounts to the market based on our assessment of future prospects. To determine whether a stock is poised for an improvement or likely to languish, we focus on changes in investor sentiment. As measured by changes in earnings estimates, the Fund buys

LOGO   ARMADA EQUITY INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

                            when investor sentiment is improving and sells when investor sentiment is deteriorating.

                            LOOKING AHEAD

                              The Fund's defensive, income-oriented discipline
                            will be maintained going forward. In the event of a market correction, we believe the Fund, with its higher yield, is well-positioned to outperform higher risk profile investments.

 LOGO   ARMADA EQUITY INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

                                                            =========================================================
                                                                          TOTAL RETURNS as of 11/30/97
                                                            ---------------------------------------------------------
                                                                                                   Six Months
                                                             Armada Equity Income Fund
                                                             Institutional Shares(1)                      13.66%
                                                            ---------------------------------------------------------
                                                             Armada Equity Income Fund
                                                             Retail Shares With Sales Charge(5)            9.27%
                                                                      Without Sales Charge                13.53%
                                                            ---------------------------------------------------------
                                                            =========================================================
                                                                          TOTAL RETURNS as of 11/30/97
                                                            --------------------------------------------------------
                                                                                                          1-Year
                                                             Armada Equity Income Fund
                                                             Institutional Shares(1)                      24.54%
                                                            ---------------------------------------------------------
                                                             Armada Equity Income Fund
                                                             Retail Shares With Sales Charge(5)           19.63%
                                                                      Without Sales Charge                24.26%
                                                            ---------------------------------------------------------
                                                            =========================================================
                                                                          TOTAL RETURNS as of 11/30/97
                                                            ---------------------------------------------------------
                                                                                                       3-Years(4)
                                                             Armada Equity Income Fund
                                                             Institutional Shares(1)                      24.41%
                                                            ---------------------------------------------------------
                                                             Armada Equity Income Fund
                                                             Retail Shares With Sales Charge(5)           22.53%
                                                                      Without Sales Charge                24.12%
                                                            ---------------------------------------------------------

                                                            =========================================================
                                                                          TOTAL RETURNS as of 11/30/97
                                                            ---------------------------------------------------------
                                                                                                         Since
                                                                                                     Inception(2,4)
                                                             Armada Equity Income Fund
                                                             Institutional Shares(1)                      20.96%
                                                            ---------------------------------------------------------
                                                             Armada Equity Income Fund
                                                             Retail Shares With Sales Charge(5)           19.33%
                                                                      Without Sales Charge                20.73%
                                                            ---------------------------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                                               Armada Equity Income
             Measurement Period                 Fund (Institutional
            (Fiscal Year Covered)                   Shares)(1)                S&P 500 Stock Index       S&P/BARRA Value Index
Jul-94                                                 10000.00                       10000.00                   10000.00
Nov-94                                                  9959.57                       10333.30                   10055.50
May-95                                                 11309.10                       12317.10                   12040.60
Nov-95                                                 12439.80                       14149.80                   13567.80
May-96                                                 13539.50                       15817.10                   15212.40
Nov-96                                                 15398.00                       18089.80                   17292.50
May-97                                                 16872.40                       20466.00                   19085.10
Nov-97                                                 19176.30                       23245.70                   21627.80

                                                Armada Equity Income
             Measurement Period                  Fund (Retail Shares
            (Fiscal Year Covered)               with sales charge)(5)
Aug-94                                                   9625.00
Nov-94                                                   9336.85
May-95                                                  10594.80
Nov-95                                                  11641.90
May-96                                                  12646.50
Nov-96                                                  14366.40
May-97                                                  15723.60
Nov-97                                                  17851.60

                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Equity Income Fund's date of inception
                              was July 1, 1994 for Institutional shares and August 22, 1994 for Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

                            5 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 5.50%.

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA INTERNATIONAL EQUITY FUND
(UNAUDITED)

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- 94.3%
AUSTRALIA -- 3.2%
  National Australia Bank --
   ADR.......................      20,300    $  1,353,756
  News Limited -- ADR........      35,200         763,400
  Santos, Limited............     174,200         721,125
                                             ------------
                                                2,838,281
                                             ------------
AUSTRIA -- 0.8%
  Mayr Melnhof Karton AG.....      12,900         722,202
                                             ------------
BELGIUM -- 1.6%
  Fortis AG..................       4,500         895,300
  Lernout & Hauspie Speech
   Products NV -- ADR+.......      10,300         493,434
                                             ------------
                                                1,388,734
                                             ------------
BERMUDA -- 0.9%
  Exel Limited -- ADR........      13,400         824,100
                                             ------------
DENMARK -- 1.0%
  Unidanmark.................      13,300         938,917
                                             ------------
FINLAND -- 1.9%
  Cultor Oy..................       9,750         513,920
  Nokia Corp. -- ADR.........      14,000       1,163,750
                                             ------------
                                                1,677,670
                                             ------------
FRANCE -- 7.4%
  Alcatel Alsthom -- ADR.....      26,800         663,300
  Coflexip -- ADR+...........      12,000         597,750
  Compagnie de Saint
   Gobain....................       2,750         373,593
  Compagnie Generale de
   Geophysique SA+...........       3,500         379,437
  L'Oreal....................       1,050         401,966
  LVMH Moet Hennesey --
   ADR.......................       8,200         284,437
  Pinault -- Printemps
   Redoute SA................         950         485,984
  Rhone Poulenc Limited --
   ADR.......................      17,500         785,313
  Societe Generale...........       4,850         637,521
  Suez Lyonnaise des Eaux....       8,400         903,533
  Total Petroleum of North
   America -- ADR............      14,300         751,644
  Valeo SA...................       5,650         373,637
                                             ------------
                                                6,638,115
                                             ------------

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
GERMANY -- 7.8%
  Allianz AG.................       3,500    $    827,461
  BASF AG....................      15,600         551,448
  Bayerische Vereinsbank
   AG........................      19,350       1,148,606
  Buderus AG.................       1,600         771,956
  Mannesmann AG..............       1,950         905,444
  SAP AG.....................       1,950         568,252
  Siemens AG.................      10,750         636,895
  Veba AG....................      17,850       1,057,542
  Volkswagen AG..............       1,000         567,515
                                             ------------
                                                7,035,119
                                             ------------
HONG KONG -- 2.6%
  Cheung Kong Holdings
   Limited...................     101,000         712,069
  Citic Pacific Limited......      91,000         362,574
  Hong Kong & China Gas Co.
   Limited...................     194,000         348,836
  HSBC Holdings Plc -- GDR...      25,400         612,797
  Hutchison Whampoa Limited..      44,000         293,133
                                             ------------
                                                2,329,409
                                             ------------
IRELAND -- 1.2%
  Bank of Ireland -- GDR.....      47,000         633,883
  CBT Group PLC -- ADR+......       5,900         417,794
                                             ------------
                                                1,051,677
                                             ------------
ITALY -- 2.8%
  Istituto Mobiliare Italiano
   SpA.......................     101,800       1,063,331
  Telecom Italia
   SpA -- ADR................      23,000       1,428,875
                                             ------------
                                                2,492,206
                                             ------------
JAPAN -- 18.0%
  Bank of Tokyo --
   Mitsubishi -- ADR.........      64,900         941,050
  Bridgestone Corp. .........      51,000       1,106,915
  Canon Inc. ................      36,000         868,795

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA INTERNATIONAL EQUITY FUND
(UNAUDITED)

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
JAPAN -- CONTINUED
  Daiwa House Industry Co.
   Limited...................      43,000    $    347,032
  Ito Yokado Co. Limited.....      15,000         676,983
  Kyocera Corp. .............      12,000         579,197
  Mitsubishi Corp. ..........      88,000         686,762
  Mitsubishi Materials
   Corp. ....................     222,000         500,968
  Nippon Electric Corp.......      75,000         793,340
  Nissin Food Products Co.
   Limited...................      19,000         425,779
  NTT Data Communications
   Systems Co................         200         971,596
  Promise Co., Ltd...........      10,000         552,400
  SMC Corp...................      10,000         885,406
  Sony Corp..................      13,000       1,110,284
  Sumitomo Metal
   Industries+...............     276,000         562,272
  Sumitomo Sitix.............      39,000         678,394
  Takara Smuzo...............     133,000         561,700
  Takeda Chemical
   Industries................      38,000       1,110,597
  Tokio Marine & Fire
   Insurance Co. ............      43,000         407,679
  Tokuyama Corp. ............     166,000         578,805
  Tokyo Electron, Limited....      12,000         459,785
  Toshiba Ceramics Co........      47,000         200,705
  Toyota Motor Corp. -- ADR..      14,500         831,031
  Yamaha Corp. ..............      22,000         308,560
                                             ------------
                                               16,146,035
                                             ------------
NETHERLANDS -- 6.5%
  Aegon NV -- ADR............      11,300         960,500
  AKZO NV -- ADR.............       4,600         403,650
  Ing Groep NV...............      15,700         638,125
  Koninklijke Ahold NV --
   ADR.......................      24,600         651,900
  Royal Dutch Petroleum
   Co........................      21,600       1,138,050
  Royal PTT Nederland NV.....      12,900         517,830
  Unilever NV -- ADR.........      26,000       1,509,625
                                             ------------
                                                5,819,680
                                             ------------
NORWAY -- 1.3%
  Norsk Hydro................      14,800         762,455
  Smedvig....................      14,600         389,779
                                             ------------
                                                1,152,234
                                             ------------

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
SPAIN -- 4.3%
  Banco Bilbao
   Vizcaya -- ADR............      44,400    $  1,326,450
  Endesa -- Sponsored ADR....      62,000       1,162,500
  Telefonica De Espania --
   ADR.......................      16,100       1,392,650
                                             ------------
                                                3,881,600
                                             ------------
SWEDEN -- 3.9%
  Ericsson, (L.M.) Telephone
   Co. -- ADR................      38,800       1,567,763
  Svenska Cellulosa AB-A.....      22,900         513,108
  Svenska Handelsbanken-A....      16,000         563,659
  Volvo AB-B.................      32,500         867,118
                                             ------------
                                                3,511,648
                                             ------------
SWITZERLAND -- 7.8%
  Credit Suisse Group........       7,900       1,155,335
  Nestle SA..................         800       1,177,255
  Novartis AG................       1,600       2,556,516
  Roche Holding AG...........          90         805,505
  Schweizerische
   Rueckversicherungs --
   Gesellschaft..............         800       1,306,876
                                             ------------
                                                7,001,487
                                             ------------
UNITED KINGDOM -- 21.3%
  Abbey National Plc.........      61,100         972,799
  BOC Group Plc..............      37,800         601,830
  British American Tobacco
   Industries Plc -- ADR.....      68,700       1,249,481
  British Petroleum Co. Plc
   Sponsored ADR.............      15,300       1,269,900
  British Steel Plc -- ADR...      23,700         568,800
  Cable & Wireless Plc.......      66,000         598,241
  Carlton Communications
   Plc.......................      80,600         615,832
  General Electric Co. Plc...     150,000         974,239
  Glaxo Wellcome Plc -- ADR..      30,300       1,384,331
  Grand Metropolitan Plc --
   ADR.......................      31,500       1,173,375
  Marks & Spencer Plc........     101,700       1,043,490
  National Grid Group Plc....     191,400         948,068
  Pearson Plc................      59,800         831,199
  Royal & Sun Alliance
   Insurance Group Plc.......     147,700       1,326,349

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA INTERNATIONAL EQUITY FUND
(UNAUDITED)

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
UNITED KINGDOM -- CONTINUED
  Siebe Plc..................      56,300    $  1,021,584
  SmithKline Beecham Plc --
   ADR.......................      34,400       1,707,100
  Tesco Plc..................     139,800       1,127,039
  Tomkins Plc -- ADR.........      84,700       1,752,231
                                             ------------
                                               19,165,888
                                             ------------
TOTAL COMMON STOCK.......................      84,615,002
                                             ------------
   (Cost $89,308,170)
PREFERRED STOCK -- 0.3%
GERMANY -- 0.3%
  SAP AG.....................         900         277,068
                                             ------------
   (Cost $269,744)
INVESTMENT COMPANIES -- 5.4%
  Goldman Sachs Financial
   Square Premium Fund.......   3,405,680       3,405,680
  Schroder Asian Growth Fund
   (Closed-End)..............      75,000         618,750
  Scudder Latin America
   Fund......................      32,595         856,584
                                             ------------
TOTAL INVESTMENT COMPANIES...                   4,881,014
                                             ------------
   (Cost $5,084,430)
TOTAL INVESTMENTS -- 100.0%                  $ 89,773,084
                                             ============
   (Cost $94,662,344*)
---------------
   *Also cost for Federal income tax purposes.
   The gross unrealized appreciation (depreciation) for
     Federal income tax purposes is as follows:
   Gross appreciation....................    $  2,536,086
   Gross depreciation....................      (7,425,346)
                                             ------------
                                             $ (4,889,260)
                                             ------------
   +Non-income producing security.
   ADR -- American Depository Receipt
   GDR -- Global Depository Receipt

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS
                            ARMADA INTERNATIONAL EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD
(UNAUDITED)

                                                                            FOR THE FOUR MONTHS
                                                                          ENDED NOVEMBER 30, 1997
                                                                         --------------------------
                                                                         INSTITUTIONAL(5)   RETAIL(5)
                                                                         --------------     -------
Net asset value, beginning of period...................................     $  10.00        $ 10.00
                                                                             -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................................         0.02           0.01
  Net loss on securities (realized and unrealized).....................        (0.80)         (0.79)
                                                                             -------         ------
       Total from investment operations................................        (0.78)         (0.78)
                                                                             -------         ------
LESS DISTRIBUTIONS
       Total distributions.............................................        (0.00)         (0.00)
                                                                             -------         ------
Net asset value, end of period.........................................     $   9.22        $  9.22
                                                                             =======         ======
TOTAL RETURN...........................................................       (21.57)%(4)    (21.57)%(3,4)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's).................................     $ 88,938        $     4
  Ratio of expenses to average net assets..............................         0.98%(1,4)     1.23%(2,4)
  Ratio of net investment income to average net assets.................         0.75%(1,4)     0.50%(2,4)
  Portfolio turnover rate..............................................           15%            15%
  Average commission rate..............................................     $   0.05        $  0.05

(1) The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser and Administrator for the Institutional class for the period ended November 30, 1997 would have been 1.26% and .47%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser and Administrator for the Retail class for the period ended November 30, 1997 would have been 1.51% and .22%, respectively.

(3) Total return excludes sales charge.

(4) Annualized.

(5) Institutional and Retail classes both commenced operations on August 1, 1997.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA SMALL CAP GROWTH FUND
(UNAUDITED)

                                NUMBER
                              OF SHARES         VALUE
                             ------------    ------------
COMMON STOCK -- 93.7%
ADVERTISING -- 1.9%
  ADVO, Inc.+.............         27,000    $    587,250
                                             ------------
BANKS -- 8.6%
  Associated Banc-Corp....         15,000         748,125
  First Commercial
   Corporation............         12,000         618,000
  Mercantile Bankshares
   Corp...................         16,000         544,000
  Wilmington Trust
   Corp...................         13,000         758,875
                                             ------------
                                                2,669,000
                                             ------------
BEVERAGES -- 1.6%
  Beringer Wine
   Estates+...............         15,000         484,687
                                             ------------
BUSINESS SERVICES -- 26.8%
  American Management
   Systems, Inc.+.........         42,000         977,812
  BGS Systems, Inc........         14,800         493,025
  Bisys Group, Inc.+......         20,000         636,250
  Cognos Inc.+............         27,000         477,562
  Dames & Moore, Inc......         35,000         433,125
  DST Systems, Inc.+......         14,000         518,875
  G. & K. Services,
   Inc....................         25,000         928,125
  Metromail Corp.+........         22,000         393,250
  Shared Medical Systems
   Corp...................         17,000       1,088,000
  Sterling Software,
   Inc.+..................         20,000         732,500
  Synopsys, Inc.+.........         16,000         659,000
  Systems & Computer
   Technology Corp.+......          7,400         345,025
  Tetra Tech, Inc.+.......         25,000         643,750
                                             ------------
                                                8,326,299
                                             ------------
COMPUTERS -- 2.1%
  Policy Management
   Systems+...............         10,000         646,250
                                             ------------
ELECTRICAL
  EQUIPMENT -- 8.4%
  Dallas Semiconductor
   Corp...................         20,000         977,500
  Littelfuse, Inc.+.......         20,000         550,000
  Silicon Valley Group,
   Inc.+..................         33,000         786,844
  UCAR International,
   Inc.+..................          7,000         279,562
                                             ------------
                                                2,593,906
                                             ------------

                                NUMBER
                              OF SHARES         VALUE
                             ------------    ------------
COMMON STOCK -- CONTINUED
ENTERTAINMENT -- 2.0%
  Speedway Motorsports,
   Inc....................         28,800    $    637,200
                                             ------------
HOME FURNISHINGS/HOUSEWARES -- 0.8%
  Ethan Allen Interiors,
   Inc....................          6,800         261,800
                                             ------------
INSURANCE-LIFE -- 2.1%
  Reinsurance Group of
   America................         15,250         650,984
                                             ------------
INSURANCE-PROPERTY AND CASUALTY -- 2.9%
  Frontier Insurance
   Group, Inc.............         37,000         890,313
                                             ------------
MACHINERY & HEAVY EQUIPMENT -- 1.8%
  Nordson Corp............         11,000         573,375
                                             ------------
MACHINERY & MANUFACTURING -- 1.6%
  Paxar Corp..............         33,750         506,250
                                             ------------
MACHINERY (ELECTRIC) -- 4.2%
  Donaldson, Inc..........         11,000         528,000
  Ionics, Inc.+...........         21,000         774,375
                                             ------------
                                                1,302,375
                                             ------------
MEDICAL & MEDICAL SERVICES -- 5.9%
  Covance, Inc.+..........         41,000         743,125
  Datascope Corp.+........         15,000         380,625
  Life Technologies,
   Inc....................         23,000         694,313
                                             ------------
                                                1,818,063
                                             ------------
MEDICAL INSTITUTION SUPPLIES -- 0.9%
  Biomet, Inc.+...........         11,700         278,972
                                             ------------
OIL & GAS -- 0.8%
  Barrett Resources
   Corp.+.................          9,000         266,625
                                             ------------

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA SMALL CAP GROWTH FUND
(UNAUDITED)

                                NUMBER
                              OF SHARES         VALUE
                             ------------    ------------
COMMON STOCK -- CONTINUED
PHARMACEUTICAL -- 1.5%
  Genzyme Corp.+..........         17,000    $    456,344
                                             ------------
PHOTO-EQUIPMENT & SUPPLIES -- 1.7%
  X-Rite Inc..............         28,000         539,000
                                             ------------
RESIDENTIAL CONSTRUCTION -- 2.8%
  U.S. Rentals, Inc.......         33,500         860,531
                                             ------------
RETAIL STORES -- 5.9%
  Arbor Drugs, Inc........         26,000         702,813
  Barnes & Noble, Inc.+...         18,000         556,875
  OfficeMax, Inc.+........         40,000         562,500
                                             ------------
                                                1,822,188
                                             ------------
SPECIALTY CHEMICALS -- 4.6%
  Bush Boake Allen,
   Inc.+..................         18,200         511,875
  Minerals Technologies,
   Inc....................         21,000         918,750
                                             ------------
                                                1,430,625
                                             ------------
TELECOMMUNICATIONS -- 1.1%
  Andrew Corp.+...........         13,000         344,094
                                             ------------
TRANSPORTATION -- 2.0%
  Air Express
   International Corp.....         21,000         608,344
                                             ------------
TRUCKING -- 1.7%
  Werner Enterprises,
   Inc....................         24,000         519,000
                                             ------------
TOTAL COMMON STOCK.......................      29,073,475
                                             ------------
   (Cost $28,322,063)

                    MATURITY     PAR (000)        VALUE
                    --------     ---------     ------------
REPURCHASE AGREEMENT -- 6.3%
J. P. Morgan & Co. Inc.:
   5.67%.........   12/01/97      $ 1,945      $  1,945,000
                                               ------------
(Agreement dated 11/28/97 to
   be repurchased at
   $1,945,919 on 12/01/97,
   collateralized by
   $1,525,000 U.S. Treasury
   Notes, 11.875% due
   11/15/03. The market
   value of the collateral
   is $1,976,305.)
   (Cost $1,945,000)

                                NUMBER
                              OF SHARES
                             ------------
INVESTMENT COMPANIES -- 0.0%
  Goldman Sachs Financial
   Square Premium.........            789             789
                                             ------------
   (Cost $789)
TOTAL INVESTMENTS -- 100.0%                  $ 31,019,264
                                             ============
   (Cost $30,267,852*)
---------------
   *Also cost for Federal income tax purposes.
   The gross unrealized appreciation (depreciation) for
     Federal income tax purposes is as follows:
   Gross appreciation....................    $  1,998,407
   Gross depreciation....................      (1,246,995)
                                             ------------
                                             $    751,412
                                             ------------
   +Non-income producing security.

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS
                            ARMADA SMALL CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD
(UNAUDITED)

                                                                              FOR THE FOUR MONTHS
                                                                            ENDED NOVEMBER 30, 1997
                                                                           --------------------------
                                                                           INSTITUTIONAL(5)   RETAIL(5)
                                                                           --------------     -------
Net asset value, beginning of period.....................................     $  10.00        $ 10.00
                                                                               -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................................         0.01           0.00
  Net gain on securities (realized and unrealized).......................         0.46           0.47
                                                                               -------         ------
       Total from investment operations..................................         0.47           0.47
                                                                               -------         ------
LESS DISTRIBUTIONS
       Total distributions...............................................        (0.00)         (0.00)
                                                                               -------         ------
Net asset value, end of period...........................................     $  10.47        $ 10.47
                                                                               =======         ======
TOTAL RETURN.............................................................        14.73%(4)      14.73%(3,4)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)...................................     $ 30,838        $    10
  Ratio of expenses to average net assets................................         0.96%(1,4)     1.21%(2,4)
  Ratio of net investment income to average net assets...................         0.31%(1,4)     0.06%(2,4)
  Portfolio turnover rate................................................            8%             8%
  Average commission rate................................................     $   0.04        $  0.04

(1) The operating expense ratio and net investment income ratio before fee waivers by the Administrator for the Institutional class for the period ended November 30, 1997 would have been 1.06% and .21%, respectively.

(2) The operating expense ratio and net investment income/(loss) ratio before fee waivers by the Administrator for the Retail class for the period ended November 30, 1997 would have been 1.31% and (.04)%, respectively.

(3) Total return excludes sales charge.

(4) Annualized.

(5) Institutional and Retail classes both commenced operations on August 1, 1997.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA SMALL CAP VALUE FUND
(UNAUDITED)                 (FORMERLY ARMADA MID CAP REGIONAL FUND)

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- 95.9%
AUTOMOTIVE PARTS-EQUIPMENT -- 7.5%
  Amcast Industrial Corp.....      72,900    $  1,804,275
  Borg-Warner Automotive,
   Inc.......................      40,000       1,885,000
  Exide Corp.................     230,000       5,491,250
  Simpson Industries, Inc....     170,000       1,965,625
  Spartan Motors, Inc........     300,000       1,675,593
  Standard Products Co.......     144,400       3,628,050
  TBC Corp.+.................     197,500       2,012,031
  Transpro, Inc..............     191,400       1,722,600
                                             ------------
                                               20,184,424
                                             ------------
BANKING -- 5.0%
  First Virginia Banks,
   Inc.......................      67,500       3,227,344
  Pacific Century Financial
   Corp......................      82,000       4,182,000
  UnionBanCal Corp...........      69,700       6,050,831
                                             ------------
                                               13,460,175
                                             ------------
BUILDING & BUILDING SUPPLIES -- 0.6%
  Patrick Industries, Inc....     120,800       1,736,500
                                             ------------
BUSINESS SERVICES -- 2.0%
  Franklin Covey Co.+........     185,300       3,926,044
  Information Resources,
   Inc.+.....................      89,000       1,335,000
                                             ------------
                                                5,261,044
                                             ------------
CHEMICALS  2.9%
  American Pacific Corp.+....     130,000         958,750
  Geon Co....................     160,000       3,780,000
  High Plains Co.............     290,000         915,312
  Wellman, Inc...............     100,400       2,127,225
                                             ------------
                                                7,781,287
                                             ------------
COMPUTERS -- 1.6%
  Komag, Inc.+...............     210,000       4,232,812
                                             ------------
CONSUMER STAPLES -- 2.0%
  Paragon Trade Brands,
   Inc.+.....................     234,300       5,271,750
                                             ------------
DRUGS & HEALTH CARE -- 2.1%
  Bindley Western Industries,
   Inc.......................     185,900       5,716,425
                                             ------------
ELECTRONICS -- 3.5%
  Bell Industries, Inc.......     267,900       4,453,837
  Bell Micro Products,
   Inc.+.....................     200,000       1,687,500
  Jaco Electronics, Inc.+....     190,000       1,282,500
  Marshall Industries,
   Inc.+.....................      60,000       2,070,000
                                             ------------
                                                9,493,837
                                             ------------

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
ENTERTAINMENT -- 2.0%
  King World Productions,
   Inc.......................     100,000    $  5,437,500
                                             ------------
FINANCIAL SERVICES -- 9.2%
  ARM Financial Group, Inc.,
   Class A...................     199,000       4,042,187
  Countrywide Credit
   Industries, Inc...........      95,000       3,889,062
  Eaton Vance Corp...........      37,200       1,299,675
  Lawyers Title Corp.........      55,200       1,752,600
  Liberty Financial
   Companies, Inc............     118,100       6,399,544
  Nationwide Financial
   Services..................      65,000       2,222,187
  Phoenix Duff & Phelps
   Corp......................     350,000       2,625,000
  U.S. Trust Corp............      43,400       2,557,887
                                             ------------
                                               24,788,142
                                             ------------
FOODS -- 2.3%
  John B. Sanfillippo+.......     114,000         901,312
  Thorn Apple Valley,
   Inc.+.....................     248,100       3,488,906
  WLR Foods, Inc.............     193,948       1,733,410
                                             ------------
                                                6,123,628
                                             ------------
INSURANCE -- LIFE -- 1.5%
  FBL Financial Group,
   Inc.......................      40,000       1,580,000
  Kansas City Life Insurance
   Co........................      30,200       2,545,294
                                             ------------
                                                4,125,294
                                             ------------
INSURANCE -- PROPERTY AND CASUALTY -- 10.1%
  Berkley (W.R.) Corp........     122,500       5,137,344
  Commerce Group, Inc........      53,900       1,691,112
  EMC Insurance Group,
   Inc.......................      32,500         434,687
  Farm Family Holdings,
   Inc.+.....................      51,000       1,510,875

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA SMALL CAP VALUE FUND
(UNAUDITED)                 (FORMERLY ARMADA MID CAP REGIONAL FUND)

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
INSURANCE -- PROPERTY AND CASUALTY -- CONTINUED
  Harleysville Group, Inc....     181,400    $  4,251,563
  Horace Mann Educators
   Corp......................     144,700       8,085,113
  PXRE Corp..................     136,500       4,035,281
  Selective Insurance Group,
   Inc.......................      39,300       1,992,019
                                             ------------
                                               27,137,994
                                             ------------
MANUFACTURING -- 0.9%
  Park Ohio Industries,
   Inc.+.....................     127,100       2,279,856
                                             ------------
MEDICAL & MEDICAL SERVICES -- 9.0%
  John Alden Financial
   Corp......................     582,300      15,685,706
  Maxicare Health Plans,
   Inc.+.....................     259,500       3,357,281
  Rightchoice Managed Care,
   Inc., Class A+............     118,800       1,284,525
  West, Inc..................     120,000       3,810,000
                                             ------------
                                               24,137,512
                                             ------------
METALS & MINING -- 2.4%
  Carbide/Graphite Group,
   Inc.+.....................      41,000       1,583,625
  Cleveland Cliffs, Inc......      90,900       3,920,063
  Nord Resources Corp.+......     515,600         902,300
                                             ------------
                                                6,405,988
                                             ------------
PERSONNEL SERVICES -- 1.4%
  Olsten Corp................     260,000       3,867,500
                                             ------------
RAILROADS -- 1.0%
  Railtex, Inc.+.............     189,000       2,799,563
                                             ------------
REAL ESTATE -- 1.3%
  Great Lakes REIT, Inc......     186,500       3,578,469
                                             ------------
RESIDENTIAL CONSTRUCTION -- 4.1%
  Cavalier Homes, Inc........     272,000       2,652,000
  Pulte Corp.................      80,000       3,245,000
  Ryland Group, Inc..........     150,600       3,284,962
  Southern Energy Homes,
   Inc.+.....................     183,700       1,727,928
                                             ------------
                                               10,909,890
                                             ------------
RESTAURANTS -- 2.2%
  Lone Star Steakhouse &
   Saloon+...................     225,000       4,204,688
  Rare Hospitality+..........     160,000       1,720,000
                                             ------------
                                                5,924,688
                                             ------------
                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
RETAIL MERCHANDISING -- 0.7%
  Ames Department Stores,
   Inc.+.....................      24,000    $    405,000
  Bon Ton Stores, Inc.+......     100,000       1,575,000
                                             ------------
                                                1,980,000
                                             ------------
SPECIALTY CHEMICALS -- 1.3%
  Schulman (A.), Inc.........     160,000       3,600,000
                                             ------------
STEEL -- 6.6%
  Huntco, Inc................     251,400       3,173,925
  Insteel Industries, Inc....     341,400       2,560,500
  Novamerican Steel+.........     200,000       2,550,000
  Olympic Steel, Inc.+.......     257,500       3,613,047
  Ryerson Tull, Inc., Class
   A+........................     168,300       2,492,944
  Steel Technologies, Inc....     283,800       3,228,225
                                             ------------
                                               17,618,641
                                             ------------
TECHNOLOGY -- 5.1%
  Bel Fuse, Inc..............      27,800         543,838
  Eagle Point Software
   Corp.+....................      70,000         242,813
  Information Storage
   Devices, Inc.+............      95,000         670,938
  Mapinfo Corp.+.............     159,500       2,153,250
  Opti, Inc.+................     276,400       1,710,225
  Optical Coating Laboratory,
   Inc.......................      89,700       1,379,138
  SDL, Inc.+.................     111,000       1,880,063
  Vishay Intertechnology,
   Inc.+.....................     145,000       3,072,188
  Wall Data, Inc.+...........     118,000       1,924,875
                                             ------------
                                               13,577,328
                                             ------------
TIRE & RUBBER -- 1.5%
  Cooper Tire & Rubber Co....     185,000       4,139,375
                                             ------------

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA SMALL CAP VALUE FUND
(UNAUDITED)                 (FORMERLY ARMADA MID CAP REGIONAL FUND)

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
TOBACCO -- 3.2%
  DIMON, Inc.................     196,000    $  4,900,000
  Universal Corp.............      92,000       3,639,750
                                             ------------
                                                8,539,750
                                             ------------
TRUCKING -- 1.5%
  M.S. Carriers, Inc.+.......     100,000       2,412,500
  MTL, Inc.+.................      58,700       1,573,894
                                             ------------
                                                3,986,394
                                             ------------
UTILITIES-ELECTRIC -- 1.4%
  Illinova Corp..............     153,200       3,705,525
                                             ------------
TOTAL COMMON STOCK...........                 257,801,291
                                             ------------
    (Cost $219,765,242)
PREFERRED STOCK -- 1.5%
ENERGY -- 1.5%
  Sun Co., Inc...............     115,000       4,060,938
                                             ------------
    (Cost $3,126,275)
                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
INVESTMENT COMPANIES -- 2.6%
  Fidelity Domestic Market
   Portfolio.................   6,972,535    $  6,972,535
                                             ------------
    (Cost $6,972,535)
TOTAL INVESTMENTS -- 100.0%                  $268,834,764
                                             ============
    (Cost $229,864,052*)
---------------
   * Cost for Federal income tax purposes -- $230,672,652
   The gross unrealized appreciation (depreciation) for
     Federal income tax purposes is as follows:
   Gross appreciation....................    $ 46,699,178
   Gross depreciation....................      (8,537,066)
                                             ------------
                                             $ 38,162,112
                                             ------------
   +Non-income producing security.

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS

                            ARMADA SMALL CAP VALUE FUND
                            (FORMERLY ARMADA MID CAP REGIONAL FUND)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 FOR THE SIX MONTHS
                                 ENDED NOVEMBER 30,              FOR THE YEAR ENDED MAY 31,                   FOR THE PERIOD
                                        1997           -----------------------------------------------        ENDED MAY 31,
                                    (UNAUDITED)                 1997                     1996                      1995
                               ----------------------  ----------------------   ----------------------   ------------------------
                               INSTITUTIONAL   RETAIL  INSTITUTIONAL   RETAIL   INSTITUTIONAL   RETAIL   INSTITUTIONAL(3) RETAIL(3)
                               -------------   ------  -------------   ------   -------------   ------   --------------   -------
Net asset value, beginning of
 period.......................   $   15.15     $14.95    $   13.10     $12.94     $   11.38     $11.26      $ 10.00     $10.16
                                  --------     ------     --------     ------      --------     ------     --------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........        0.03      0.01          0.09      0.08           0.08      0.06          0.10       0.07
 Net gain on securities
   (realized and
   unrealized)................        2.80      2.77          2.90      2.83           2.41      2.37          1.36       1.11
                                  --------     ------     --------     ------      --------     ------     --------     ------
     Total from investment
       operations.............        2.83      2.78          2.99      2.91           2.49      2.43          1.46       1.18
                                  --------     ------     --------     ------      --------     ------     --------     ------
LESS DISTRIBUTIONS
 Dividends from net investment
   income                            (0.00)    (0.00)        (0.09)    (0.05)         (0.08)    (0.06)        (0.04)     (0.04)
 Dividends in excess of net
   investment income..........       (0.00)    (0.00)        (0.00)    (0.00)         (0.02)    (0.02)        (0.00)     (0.00)
 Dividends from net realized
   capital gains..............       (0.00)    (0.00)        (0.85)    (0.85)         (0.67)    (0.67)        (0.04)     (0.04)
                                  --------     ------     --------     ------      --------     ------     --------     ------
     Total distributions......       (0.00)    (0.00)        (0.94)    (0.90)         (0.77)    (0.75)        (0.08)     (0.08)
                                  --------     ------     --------     ------      --------     ------      --------     ------
Net asset value, end of
 period.......................   $   17.98     $17.73    $   15.15     $14.95     $   13.10     $12.94      $ 11.38     $11.26
                                  ========     ======     ========     ======      ========     ======      ========     ======
TOTAL RETURN..................       40.72%(4)  40.52%(4,5)  23.61%     23.26%(5)     22.64%     22.28%(5)    17.42%(4)  14.80%(4,5)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
   000's).....................   $ 266,352     $7,630    $ 199,311     $4,929     $  99,294     $4,702     $ 50,993     $3,567
 Ratio of expenses to average
   net assets.................        0.97%(4)   1.22%(4)     0.97%      1.22%         1.05%(1)   1.30%(2)     1.01%(1,4) 1.34%(2,4)
 Ratio of net investment
   income to average net
   assets.....................        0.41%(4)   0.17%(4)     0.83%      0.57%         0.83%(1)   0.58%(2)     1.31%(1,4) 1.09%(2,4)
 Portfolio turnover rate......          52%        52%          64%        64%          106%       106%          69%        69%
 Average commission rate......   $    0.05      $0.05     $   0.05      $0.05      $   0.06      $0.06           --          --

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Institutional class for the year ended May 31, 1996 would have been 1.06% and .82%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.15% and 1.17%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Retail class for the year ended May 31, 1996 would have been 1.32% and .56%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Retail class for the period ended May 31, 1995 would have been 1.38% and 1.05%, respectively.

(3) Institutional and Retail classes commenced operations on July 26, 1994 and August 15, 1994, respectively.

(4) Annualized.

(5) Total return excludes sales charge.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA EQUITY GROWTH FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
COMMON STOCK -- 92.4%
AIRLINES -- 4.7%
  AMR Corp.+ ...............       45,000    $  5,453,437
  Southwest Airlines Co.....      217,200       5,307,825
  UAL Corp.+................       56,000       4,760,000
                                             ------------
                                               15,521,262
                                             ------------
AUTO-TRUCKS -- 0.6%
  Ford Motor Co.............       45,000       1,935,000
                                             ------------
BANKING -- 2.4%
  Comerica, Inc.............       30,000       2,555,625
  Golden State Bancorp,
   Inc.+....................       35,000       1,165,937
  MBNA Corp.................      150,000       3,984,375
                                             ------------
                                                7,705,937
                                             ------------
BEVERAGES -- 0.7%
  PepsiCo, Inc..............       60,000       2,212,500
                                             ------------
BROADCASTING & PUBLISHING -- 2.2%
  Time Warner, Inc..........      121,000       7,048,250
                                             ------------
CHEMICALS -- 1.1%
  Crompton & Knowles Corp...       40,000       1,060,000
  E.I. DuPont de Nemours &
   Co.......................       40,400       2,446,725
                                             ------------
                                                3,506,725
                                             ------------
COMPUTERS -- 8.5%
  Compaq Computer, Inc......       20,000       1,248,750
  Computer Associates
   International, Inc.......      288,150      15,001,809
  Digital Equipment
   Corp.+...................      159,900       7,875,075
  Microsoft Corp.+..........       25,000       3,536,719
                                             ------------
                                               27,662,353
                                             ------------
CONSUMER SERVICES -- 0.7%
  CUC International,
   Inc.+....................       75,000       2,156,250
                                             ------------
CONSUMER STAPLES -- 1.7%
  Gillette Co...............       20,000       1,846,250
  Procter & Gamble Co.......       50,000       3,815,625
                                             ------------
                                                5,661,875
                                             ------------

                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
COMMON STOCK -- CONTINUED
DIVERSIFIED -- 0.7%
  General Electric Co.......       30,000    $  2,212,500
                                             ------------
ELECTRONICS -- 1.8%
  Adaptec, Inc..............      120,000       5,936,250
                                             ------------
FINANCIAL SERVICES -- 5.5%
  Federal National Mortgage
   Association..............       10,000         528,125
  Freddie Mac...............      106,800       4,405,500
  Golden West Financial
   Corp.....................       50,000       4,481,250
  H.F. Ahmanson & Co........       80,000       4,760,000
  Norwest Corp..............       36,600       1,370,212
  Travelers Group, Inc......       45,000       2,272,500
                                             ------------
                                               17,817,587
                                             ------------
FOODS -- 0.7%
  Campbell Soup Co..........       40,000       2,240,000
                                             ------------
INSURANCE -- 7.6%
  American International
   Group, Inc...............       24,000       2,419,500
  Conseco Inc...............      256,400      11,938,625
  Jefferson-Pilot Corp......       10,000         763,125
  MGIC Investment Corp......       35,000       2,045,313
  SunAmerica, Inc...........      155,000       6,277,500
  Torchmark Corp............       35,000       1,428,438
                                             ------------
                                               24,872,501
                                             ------------
MACHINERY & HEAVY EQUIPMENT -- 0.6%
  Caterpillar, Inc..........       20,000         958,750
  Halliburton Co............       20,000       1,078,750
                                             ------------
                                                2,037,500
                                             ------------
MANUFACTURING -- 1.2%
  Allied-Signal, Inc........       10,000         371,250
  Tyco International Ltd....       88,000       3,454,000
                                             ------------
                                                3,825,250
                                             ------------

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA EQUITY GROWTH FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
COMMON STOCK -- CONTINUED
MEDICAL & MEDICAL SERVICES -- 3.3%
  Guidant Corp..............       25,000    $  1,606,250
  Healthsouth Corp.+........      110,000       2,887,500
  HBO & Co..................       65,000       2,912,813
  Warner-Lambert Co.........       25,000       3,496,875
                                             ------------
                                               10,903,438
                                             ------------
METALS & MINING -- 0.5%
  Trinity Industries,
   Inc......................       35,000       1,588,125
                                             ------------
OFFICE PERSONNEL -- 0.5%
  Robert Half International
   Inc.+....................       37,500       1,464,844
                                             ------------
PAPER & FOREST PRODUCTS -- 0.7%
  Fort James Corp...........       61,875       2,420,859
                                             ------------
PHARMACEUTICAL -- 11.0%
  Abbott Labs...............       50,860       3,305,900
  Bristol-Myers Squibb
   Co.......................       80,000       7,490,000
  Eli Lilly & Co............       80,000       5,045,000
  Mylan Laboratories Inc....      225,000       4,992,187
  Pfizer, Inc...............       80,000       5,820,000
  Schering-Plough Corp......      100,000       6,268,750
  SmithKline Beecham........       60,000       2,977,500
                                             ------------
                                               35,899,337
                                             ------------
RETAIL FOOD CHAINS -- 1.5%
  Kroger Co.+...............      120,000       4,132,500
  Rainforest Cafe, Inc.+....       25,000         896,875
                                             ------------
                                                5,029,375
                                             ------------
RETAIL STORES -- 24.9%
  CompUSA, Inc.+............       10,000         365,625
  Costco Companies, Inc.+...      185,000       8,209,375
  CVS Corp..................       81,500       5,409,563
  Dayton Hudson Corp........       70,000       4,650,625
  Federated Department
   Stores, Inc.+............      190,000       8,656,875

                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
COMMON STOCK -- CONTINUED
RETAIL STORES -- CONTINUED
  General Nutrition Co.,
   Inc+.....................      215,000    $  7,350,313
  Home Depot, Inc...........      156,000       8,726,250
  Kohls Corp.+..............       25,000       1,809,375
  Lowe's Companies..........       83,400       3,831,188
  Rite Aid Corp.............       28,500       1,873,875
  Safeway, Inc.+............      170,000      10,327,500
  Tandy Corp................      174,000       7,482,000
  Toys "R" Us, Inc.+........      215,000       7,336,875
  Walgreen Co...............       50,000       1,609,375
  Wal-Mart Stores, Inc......       90,000       3,594,375
                                             ------------
                                               81,233,189
                                             ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.1%
  Dime Bancorp, Inc.........      100,000       2,425,000
  GreenPoint Financial
   Corp.....................       15,000         999,375
                                             ------------
                                                3,424,375
                                             ------------
TELECOMMUNICATIONS -- 4.0%
  AT&T Corp.................       20,000       1,117,500
  Ericsson (LM) Telephone...       85,000       3,434,531
  Lucent Technologies,
   Inc......................       60,000       4,807,500
  Tele-Communications, Inc.-
   Class A+.................      155,000       3,550,469
                                             ------------
                                               12,910,000
                                             ------------
TOBACCO -- 0.5%
  Philip Morris Co., Inc....       40,000       1,740,000
                                             ------------
TRAVEL -- 0.8%
  Carnival Corp. Class A....       50,000       2,703,125
                                             ------------
UTILITIES-TELEPHONE -- 2.9%
  Airtouch Communications,
   Inc.+....................      243,000       9,537,750
                                             ------------
TOTAL COMMON STOCK.......................     301,206,157
                                             ------------
   (Cost $244,413,869)

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA EQUITY GROWTH FUND
(UNAUDITED)

                                 NUMBER
                               OF SHARES        VALUE
                               ----------    ------------
RIGHTS -- 0.7%
FINANCIAL SERVICES -- 0.7%
  Newcourt Credit Group.....       75,000    $  2,345,562
                                             ------------
   (Cost $2,442,997)
INVESTMENT COMPANIES -- 6.9%
  Federated Investors Prime
   Obligations Fund.........   16,157,756      16,157,756
  Fidelity Domestic Market
   Portfolio................    6,398,984       6,398,984
                                             ------------
TOTAL INVESTMENT COMPANIES...............      22,556,740
                                             ------------
  (Cost $22,556,740)
TOTAL INVESTMENTS -- 100.0%..............    $326,108,459
                                             ============
  (Cost $269,413,606*)

---------------

   *Cost for Federal income tax purposes -- $269,745,854
       The gross unrealized appreciation (depreciation)
       for   Federal income tax purposes is as follows:
       Gross appreciation................... $ 57,411,142
       Gross depreciation...................   (1,048,537)
                                             ------------
                                             $ 56,362,605
                                             ------------
       +Non-income producing security.

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS

                            ARMADA EQUITY GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     FOR THE SIX                                 FOR THE YEAR ENDED MAY 31,
                                    MONTHS ENDED           ----------------------------------------------------------------------
                                  NOVEMBER 30, 1997
                                     (UNAUDITED)                   1997                   1996                     1995
                                ---------------------      ----------------------  ---------------------    ---------------------
                                INSTITUTIONAL   RETAIL     INSTITUTIONAL   RETAIL  INSTITUTIONAL  RETAIL    INSTITUTIONAL  RETAIL
                                -------------   ------     -------------   ------  -------------  ------    -------------  ------
Net asset value, beginning of
 period........................  $  18.63      $18.67      $   18.02     $18.05     $   14.77    $14.79     $   13.66     $13.68
                                 --------      ------      ---------     ------     ---------    ------     ---------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income.........      0.00        0.00           0.09       0.05          0.14      0.10          0.21       0.18
 Net gain on securities
   (realized and unrealized)...      3.06        3.04           4.66       4.66          3.46      3.47          1.21       1.21
                                 --------      ------      ---------     ------     ---------    ------     ---------     ------
    Total from investment
      operations...............      3.06        3.04           4.75       4.71          3.60      3.57          1.42       1.39
                                 --------      ------      ---------     ------     ---------    ------     ---------     ------
LESS DISTRIBUTIONS
 Dividends from net investment
   income......................     (0.00)      (0.00)         (0.09)     (0.05)        (0.14)    (0.10)        (0.20)     (0.17)
 Dividends in excess of net
   investment income...........     (0.01)      (0.00)         (0.02)     (0.01)        (0.02)    (0.02)        (0.00)     (0.00)
 Dividends from net realized
   capital gains...............     (0.00)      (0.00)         (4.03)     (4.03)        (0.19)    (0.19)        (0.00)     (0.00)
 Dividends in excess of net
   realized capital gains......     (0.00)      (0.00)         (0.00)     (0.00)        (0.00)    (0.00)        (0.11)     (0.11)
                                 --------      ------      ---------     ------     ---------    ------     ---------     ------
    Total distributions........     (0.01)      (0.00)         (4.14)     (4.09)        (0.35)    (0.31)        (0.31)     (0.28)
                                 --------      ------      ---------     ------     ---------    ------     ---------     ------
Net asset value, end of
 period........................  $  21.68      $21.71      $   18.63     $18.67     $   18.02    $18.05     $   14.77     $14.79
                                 ========      ======      =========     ======     =========    ======     =========     ======
TOTAL RETURN...................     35.39%(4)   35.11%(3,4)    29.57%     29.24%(3)     24.61%    24.34%(3)     10.62%     10.35%(3)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
   000's)......................  $308,884      $8,375      $ 255,594     $6,931     $ 166,671    $6,013     $ 119,634     $5,974
 Ratio of expenses to average
   net assets..................      0.98%(4)    1.23%(4)       0.97%      1.22%         1.01%(1)  1.26%(2)      1.01%(1)   1.27%(2)
 Ratio of net investment
   income/(loss) to average net
   assets......................     (0.02)%(4)  (0.27)%(4)      0.49%      0.25%         0.85%(1)  0.60%(2)      1.53%(1)   1.23%(2)
 Portfolio turnover rate.......       115%        115%           197%       197%           74%       74%           17%        17%
 Average commission rate.......  $   0.06      $ 0.06      $    0.05     $ 0.05     $    0.06    $ 0.06            --         --


                                         1994                    1993
                                 ---------------------  ----------------------
                                 INSTITUTIONAL  RETAIL  INSTITUTIONAL  RETAIL
                                 -------------  ------  -------------  -------
Net asset value, beginning of
 period........................    $   13.78    $13.80     $ 13.13     $13.13
                                    --------    ------     -------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income.........         0.18      0.15        0.27       0.23
 Net gain on securities
   (realized and unrealized)...         0.01      0.00        0.67       0.68
                                    --------    ------     -------     ------
    Total from investment
      operations...............         0.19      0.15        0.94       0.91
                                    --------    ------     -------     ------
LESS DISTRIBUTIONS
 Dividends from net investment
   income......................        (0.18)    (0.15)      (0.27)     (0.23)
 Dividends in excess of net
   investment income...........        (0.01)    (0.00)      (0.02)     (0.01)
 Dividends from net realized
   capital gains...............        (0.11)    (0.11)      (0.00)     (0.00)
 Dividends in excess of net
   realized capital gains......        (0.01)    (0.01)      (0.00)     (0.00)
                                    --------    ------     -------     ------
    Total distributions........        (0.31)    (0.27)      (0.29)     (0.24)
                                    --------    ------     -------     ------
Net asset value, end of
 period........................    $   13.66    $13.68     $ 13.78     $13.80
                                    ========    ======     =======     ======
TOTAL RETURN...................         1.41%     1.12%(3)    7.20%      7.00%(3)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
   000's)......................    $  90,446    $7,521     $85,256     $7,707
 Ratio of expenses to average
   net assets..................         1.07%     1.32%       0.34%(1)   0.59%(2)
 Ratio of net investment
   income/(loss) to average net
   assets......................         1.33%     1.08%       2.13%(1)   1.88%(2)
 Portfolio turnover rate.......           15%       15%         15%        15%
 Average commission rate.......           --        --          --         --

(1) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been 1.03% and .83%, and 1.02% and 1.51%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the year ended May 31, 1993 would have been 1.01% and 1.46%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.28% and .58%, and 1.28% and 1.22%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the year ended May 31, 1993 would have been 1.26% and 1.21%, respectively.

(3) Total return excludes sales charge.

(4) Annualized.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA CORE EQUITY FUND
(UNAUDITED)

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- 98.3%
ADVERTISING -- 4.2%
  Interpublic Group of Co's.,
   Inc.......................      39,085    $  1,873,637
  Omnicom Group, Inc.........      33,700       2,498,012
                                             ------------
                                                4,371,649
                                             ------------
BANKING -- 5.8%
  Banc One Corp..............      22,900       1,176,487
  Chase Manhattan Corp.......      12,930       1,404,521
  Commerce Bancshares,
   Inc.......................      26,116       1,622,432
  First Union Corp...........      38,000       1,852,500
                                             ------------
                                                6,055,940
                                             ------------
BUILDING & BUILDING SUPPLIES -- 1.0%
  Sherwin Williams Co........      38,050       1,086,803
                                             ------------
BUSINESS SERVICES -- 5.1%
  Automatic Data Processing,
   Inc.......................      24,760       1,392,750
  Cintas Corp................      40,700       1,589,844
  Computer Sciences Corp.+...      29,970       2,373,249
                                             ------------
                                                5,355,843
                                             ------------
CHEMICALS --3.9%
  Dow Chemical Co............      15,700       1,550,375
  E.I. DuPont de Nemours &
   Co........................      21,150       1,280,897
  Eastman Chemical Co........      21,160       1,277,535
                                             ------------
                                                4,108,807
                                             ------------
CONSUMER STAPLES --2.8%
  Procter & Gamble Co........      37,840       2,887,665
                                             ------------
DIVERSIFIED --2.5%
  General Electric Co........      35,930       2,649,837
                                             ------------
ELECTRICAL EQUIPMENT -- 3.0%
  Emerson Electric Co........      31,792       1,748,560
  Hubbell, Inc...............      31,696       1,440,187
                                             ------------
                                                3,188,747
                                             ------------
FINANCIAL SERVICES -- 2.4%
  Federal National Mortgage
   Association...............      47,870       2,528,134
                                             ------------

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
FOODS -- 3.4%
  Conagra, Inc...............      61,740    $  2,218,781
  Sara Lee Corp..............      25,200       1,332,450
                                             ------------
                                                3,551,231
                                             ------------
HOME FURNISHINGS & HOUSEWARES -- 1.9%
  Newell Co..................      49,570       2,023,076
                                             ------------
INSURANCE -- 9.8%
  Aflac, Inc.+...............       3,620         166,973
  American International
   Group, Inc................      27,330       2,755,206
  MBIA, Inc..................      16,540       1,039,953
  PMI Group, Inc.............      41,610       2,704,650
  The Chubb Corp.............      28,540       2,024,556
  Travelers Group, Inc.......      32,910       1,661,955
                                             ------------
                                               10,353,293
                                             ------------
MEDICAL & MEDICAL SERVICES -- 1.2%
  United Healthcare Corp.....      24,200       1,259,913
                                             ------------
MEDICAL INSTITUTION SUPPLIES -- 2.2%
  Boston Scientific Corp.+...      15,910         718,933
  Medtronic, Inc.............      34,250       1,635,438
                                             ------------
                                                2,354,371
                                             ------------
OFFICE EQUIPMENT -- 1.0%
  Pitney Bowes, Inc..........      12,950       1,088,609
                                             ------------
OIL & GAS -- 6.6%
  Amoco Corp.................      15,320       1,378,800
  Exxon Corp.................      25,890       1,579,290
  Mobil Corp.................      26,180       1,883,324
  Texaco Inc.................      36,820       2,080,330
                                             ------------
                                                6,921,744
                                             ------------
PAPER & FOREST PRODUCTS -- 1.4%
  Georgia Pacific Corp.......      17,800       1,519,675
                                             ------------

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA CORE EQUITY FUND
(UNAUDITED)

                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
PHARMACEUTICAL -- 12.8%
  Abbott Laboratories........      40,030    $  2,601,950
  American Home Products
   Corp......................      21,620       1,510,697
  Bristol-Myers Squibb Co....      27,420       2,567,197
  Johnson & Johnson..........       4,160         261,820
  Merck & Co., Inc...........      34,370       3,250,113
  Pfizer, Inc................      20,630       1,500,833
  Schering-Plough Corp.......      27,500       1,723,906
                                             ------------
                                               13,416,516
                                             ------------
RAILROADS -- 1.3%
  CSX Corp...................      26,520       1,387,328
                                             ------------
RESIDENTIAL CONSTRUCTION -- 1.2%
  Centex Corp................      11,730         743,389
  Pulte Corp.................      12,960         525,690
                                             ------------
                                                1,269,079
                                             ------------
RETAIL STORES -- 2.8%
  Home Depot, Inc............      30,390       1,699,941
  Wal-Mart Stores, Inc.......      30,980       1,237,264
                                             ------------
                                                2,937,205
                                             ------------
SPECIALTY CHEMICALS -- 2.1%
  Sigma Aldrich Corp.........      62,190       2,231,066
                                             ------------
STEEL -- 0.5%
  Worthington Industries,
   Inc.......................      26,230         473,779
                                             ------------
TECHNOLOGY -- 12.5%
  Altera Corp.+..............      19,780         927,188
  Applied Materials, Inc.+...      30,090         992,030
  Cisco Systems, Inc.+             28,020       2,415,849
  Intel Corp.................      24,740       1,921,216
  Lam Research Corp.+........      26,110         797,987
  Linear Technology Corp.....      21,140       1,359,566
  Maxim Integrated Products,
   Inc.+.....................      16,940       1,170,448
  Microsoft Corp.+...........      15,000       2,136,178
  Teradyne, Inc.+............      41,920       1,375,500
                                             ------------
                                               13,095,962
                                             ------------
                                 NUMBER
                                OF SHARES       VALUE
                                ---------    ------------
COMMON STOCK -- CONTINUED
TELECOMMUNICATIONS -- 0.9%
  Lucent Technologies,
   Inc.......................      11,904    $    953,808
                                             ------------
TOBACCO -- 2.6%
  Philip Morris Co., Inc.....      61,820       2,689,170
                                             ------------
UTILITIES-ELECTRIC -- 1.3%
  Allegheny Energy Inc.......      31,710         961,209
  Wisconsin Energy Corp......      16,565         447,255
                                             ------------
                                                1,408,464
                                             ------------
UTILITIES-TELEPHONE -- 2.1%
  Ameritech Corp.............      14,130       1,088,893
  BellSouth Corp.............      21,220       1,161,795
                                             ------------
                                                2,250,688
                                             ------------
TOTAL COMMON STOCK.......................     103,418,402
                                             ------------
   (Cost $103,524,673)

                   MATURITY      PAR(000)
                   --------     ----------
CONVERTIBLE BOND -- 1.3%
Automatic Data Processing, Inc.
   0.00%........   02/20/02     $    1,910        1,411,013
                                               ------------
   (Cost
$1,234,103)

                                  NUMBER
                                OF SHARES
                                ----------
INVESTMENT COMPANIES -- 0.4%
Goldman Sachs Financial
   Square Premium..........        383,144          383,144
                                               ------------
   (Cost
$383,144)
TOTAL INVESTMENTS -- 100.0%                    $105,212,559
                                               ============
   (Cost
  $105,141,920*)
---------------
   * Cost for Federal income tax purposes -- $105,292,691
   The gross unrealized appreciation (depreciation) for
     federal income tax purposes is as follows:
   Gross appreciation.....................     $  4,366,096
   Gross depreciation.....................       (4,446,228)
                                               ------------
                                               $    (80,132)
                                               ------------
   +Non-income producing security.

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS
                            ARMADA CORE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD
(UNAUDITED)

                                                                            FOR THE FOUR MONTHS
                                                                          ENDED NOVEMBER 30, 1997
                                                                         --------------------------
                                                                         INSTITUTIONAL(5)   RETAIL(5)
                                                                         --------------     -------
Net asset value, beginning of period...................................     $  10.00        $ 10.00
                                                                            --------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................................         0.03           0.01
  Net gain on securities (realized and unrealized).....................         0.00           0.02
                                                                            --------        -------
       Total from investment operations................................         0.03           0.03
                                                                            --------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income.................................        (0.02)         (0.02)
                                                                            --------        -------
       Total distributions.............................................        (0.02)         (0.02)
                                                                            --------        -------
Net asset value, end of period.........................................     $  10.01        $ 10.01
                                                                            ========        =======
TOTAL RETURN...........................................................         0.95%(4)       0.94%(3,4)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's).................................     $105,199        $    82
  Ratio of expenses to average net assets..............................         0.78%(1,4)     1.03%(2,4)
  Ratio of net investment income to average net assets.................         0.86%(1,4)     0.61%(2,4)
  Portfolio turnover rate..............................................           17%            17%
  Average commission rate..............................................     $   0.06        $  0.06

(1) The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser and Administrator for the Institutional class for the period ended November 30, 1997 would have been 1.06% and .57%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser and Administrator for the Retail class for the period ended November 30, 1997 would have been 1.32% and .32%, respectively.

(3) Total return excludes sales charge.

(4) Annualized.

(5) Institutional and Retail classes both commenced operations on August 1, 1997.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA EQUITY INCOME FUND
(UNAUDITED)

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK -- 92.2%
AEROSPACE -- 3.8%
  General Dynamics Corp. ......   29,800   $  2,581,425
  Northrop Grumman Corp. ......   28,300      3,190,825
  United Technologies Corp. ...    6,400        479,600
                                           ------------
                                              6,251,850
                                           ------------
AUTO - TRUCKS -- 2.4%
  Chrysler Corp. ..............   32,300      1,108,294
  Ford Motor Co. ..............   67,600      2,906,800
                                           ------------
                                              4,015,094
                                           ------------
AUTOMOTIVE PARTS -- EQUIPMENT -- 1.2%
  Genuine Parts Co. ...........   63,300      2,025,600
                                           ------------
BANKING -- 17.1%
  Banc One Corp. ..............   80,700      4,145,962
  BankBoston Corp. ............    9,300        828,862
  Bankers Trust New York
   Corp. ......................   22,200      2,632,087
  First Union Corp. ...........   62,500      3,046,875
  Fleet Financial Group,
   Inc. .......................   42,600      2,814,262
  J.P. Morgan & Co., Inc. .....   21,200      2,420,775
  Mellon Bank Corp. ...........   48,500      2,749,344
  Norwest Corp. ...............   92,400      3,459,225
  PNC Bank Corp. ..............   47,300      2,545,331
  Wachovia Corp. ..............   46,100      3,549,700
                                           ------------
                                             28,192,423
                                           ------------
BUILDING & BUILDING SUPPLIES -- 3.0%
  Armstrong World Industries,
   Inc. .......................   20,200      1,392,537
  Masco Corp. .................   76,100      3,586,212
                                           ------------
                                              4,978,749
                                           ------------
BUSINESS SERVICES -- 0.4%
  Dun & Bradstreet Corp. ......   20,900        585,200
                                           ------------

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK -- CONTINUED
CHEMICALS -- 5.6%
  BetzDearborn, Inc. ..........   30,700   $  1,868,862
  Dow Chemical Co. ............   11,900      1,175,125
  E.I. DuPont de Nemours &
   Co. ........................   47,200      2,858,550
  Rpm, Inc. OH.................  143,200      2,859,525
  WD-40 Co. ...................   16,200        438,412
                                           ------------
                                              9,200,474
                                           ------------
DIVERSIFIED -- 2.6%
  General Electric Co. ........   20,800      1,534,000
  Minnesota Mining &
   Manufacturing Co. ..........   20,900      2,036,444
  Textron, Inc. ...............   12,100        715,412
                                           ------------
                                              4,285,856
                                           ------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.1%
  Fortune Brands, Inc. ........   52,900      1,914,319
                                           ------------
ELECTRICAL EQUIPMENT -- 3.3%
  Cooper Industries, Inc. .....   29,400      1,517,775
  Hubbell, Inc. ...............   44,900      2,040,144
  Thomas & Betts Corp. ........   40,800      1,851,300
                                           ------------
                                              5,409,219
                                           ------------
FINANCIAL SERVICES -- 2.0%
  Beneficial Corp. ............   12,800        993,600
  Federal National Mortgage
   Association.................   43,100      2,276,219
                                           ------------
                                              3,269,819
                                           ------------
FOOD & BEVERAGE -- 1.3%
  General Mills, Inc. .........   28,800      2,131,200
                                           ------------
HOME APPLIANCES -- 0.8%
  Maytag Corp. ................   43,400      1,402,362
                                           ------------

                             See Accompanying Notes

LOGO PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA EQUITY INCOME FUND
(UNAUDITED)

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK -- CONTINUED
INSURANCE -- 3.0%
  Cigna Corp. .................   10,100   $  1,689,225
  Marsh & McLennan Cos.,
   Inc. .......................   32,600      2,426,663
  The Chubb Corp. .............   11,702        830,111
                                           ------------
                                              4,945,999
                                           ------------
MACHINERY & HEAVY EQUIPMENT -- 0.5%
  Caterpillar, Inc. ...........   16,500        790,969
                                           ------------
METALS & MINING -- 1.4%
  Aluminum Company of America..   18,700      1,257,575
  USX-U.S. Steel Group,
   Inc. .......................   31,800        995,738
                                           ------------
                                              2,253,313
                                           ------------
OFFICE & BUSINESS EQUIPMENT -- 1.6%
  Pitney Bowes, Inc. ..........   10,200        857,438
  Xerox Corp. .................   22,300      1,732,431
                                           ------------
                                              2,589,869
                                           ------------
OIL & GAS -- 15.9%
  Atlantic Richfield Co. ......   41,700      3,398,550
  Chevron Corp. ...............   71,300      5,717,369
  Exxon Corp. .................   76,300      4,654,300
  Mobil Corp. .................   55,700      4,006,919
  Royal Dutch Petroleum Co. ...   68,500      3,609,094
  Texaco Inc. .................   86,600      4,892,900
                                           ------------
                                             26,279,132
                                           ------------
PAPER & FOREST PRODUCTS -- 1.0%
  Weyerhaeuser Co. ............   30,100      1,589,656
                                           ------------
PHARMACEUTICAL -- 1.3%
  Bristol-Myers Squibb Co. ....   22,300      2,087,837
                                           ------------
RAILROADS -- 1.2%
  Union Pacific Corp. .........   32,600      1,956,000
                                           ------------
REAL ESTATE -- 4.0%
  Arden Realty Group...........   47,500      1,445,781
  California Realty Corp. .....   20,000        793,750
  Duke Realty Investments
   Inc. .......................  133,600      3,072,800
  Sun Communities, Inc. .......   36,000      1,311,750
                                           ------------
                                              6,624,081
                                           ------------
                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK -- CONTINUED
RETAIL MERCHANDISING -- 4.1%
  Intimate Brands, Inc. .......   59,700   $  1,339,519
  May Department Stores Co. ...   42,400      2,279,000
  Penney, J.C. Co. ............   49,700      3,193,225
                                           ------------
                                              6,811,744
                                           ------------
TELECOMMUNICATIONS -- 0.6%
  AT&T Corp. ..................   17,000        949,875
                                           ------------
TOBACCO -- 0.4%
  UST, Inc. ...................   24,200        747,175
                                           ------------
UTILITIES -- ELECTRIC -- 4.6%
  American Water Works Co.,
   Inc. .......................   20,900        599,569
  Consolidated Edison Co.,
   Inc. .......................   63,500      2,397,125
  Dominion Resources, Inc. ....   44,300      1,722,163
  Florida Progress Corp. ......   23,600        836,325
  Kansas City Power & Light
   Co. ........................   10,500        301,875
  Wisconsin Energy Corp. ......   62,200      1,679,400
                                           ------------
                                              7,536,457
                                           ------------
UTILITIES -- GAS & ELECTRIC -- 0.7%
  LG&E Energy Corp. ...........   51,800      1,159,025
                                           ------------
UTILITIES -- TELEPHONE -- 6.2%
  Ameritech Corp. .............   43,100      3,321,394
  Bell Atlantic Corp. .........   19,364      1,728,237
  BellSouth Corp. .............   42,300      2,315,925
  GTE Corp. ...................   56,900      2,877,006
                                           ------------
                                             10,242,562
                                           ------------

                             See Accompanying Notes

LOGO PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA EQUITY INCOME FUND
(UNAUDITED)

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK -- CONTINUED
WASTE COLLECTION & DISPOSAL -- 1.1%
  Browning-Ferris Industries,
   Inc. .......................   37,400   $  1,334,713
  Ogden Corp. .................   19,300        513,863
                                           ------------
                                              1,848,576
                                           ------------
  TOTAL COMMON STOCK.....................   152,074,435
                                           ------------
    (Cost $119,025,513)
PREFERRED STOCK -- 2.3%
FINANCIAL -- 0.9%
  American General Delaware
   L.L.C. .....................   22,500      1,575,000
                                           ------------
METALS & MINING -- 0.3%
  Cyprus AMAX Minerals
   Convertible Preferred.......    9,600        489,600
                                           ------------
PAPER & FOREST PRODUCTS -- 1.1%
  International Paper Co.
   5.25%.......................   34,600      1,790,550
                                           ------------
  TOTAL PREFERRED STOCK..................     3,855,150
                                           ------------
    (Cost $3,567,227)

                      MATURITY   PAR(000)      VALUE
                     ----------  ---------  ------------
CONVERTIBLE BOND -- 2.1%
OIL & GAS -- 2.1%
  Consolidated Natural Gas,
    7.25%...........   12/15/15  $   2,980  $  3,486,600
                                            ------------
    (Cost $3,318,633)

                                 NUMBER
                                OF SHARES
                                ---------
INVESTMENT COMPANIES -- 3.4%
  Fidelity Domestic Market
   Portfolio................... 5,601,427     5,601,427
                                           ------------
    (Cost $5,601,427)
  TOTAL INVESTMENTS -- 100.0%............  $165,017,612
                                           ============
    (Cost $131,512,800*)
---------------
* Cost for Federal income tax purposes -- $131,530,373.
The gross unrealized appreciation (depreciation) for
  Federal income tax purposes is as follows:
  Gross appreciation.....................  $ 33,718,182
  Gross depreciation.....................      (230,943)
                                           ------------
                                           $ 33,487,239
                                           ------------

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS

                            ARMADA EQUITY INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 FOR THE SIX MONTHS
                                 ENDED NOVEMBER 30,              FOR THE YEAR ENDED MAY 31,               FOR THE PERIOD
                                        1997           -----------------------------------------------      ENDED MAY 31,
                                    (UNAUDITED)                1997                    1996                     1995
                              ----------------------  ---------------------  ----------------------  ------------------------
                              INSTITUTIONAL   RETAIL  INSTITUTIONAL  RETAIL  INSTITUTIONAL   RETAIL  INSTITUTIONAL(3)  RETAIL(3)
                              -------------   ------  -------------  ------  -------------   ------  -------------    -------
Net asset value, beginning of
 period.......................  $   14.87     $14.86    $   12.66    $12.65     $   11.01     $11.01      $  10.00      $10.26
                                ---------     ------    ---------    ------      --------     ------      --------      ------
INCOME FROM INVESTMENT-
 OPERATIONS
 Net investment income........       0.16       0.14         0.30      0.31          0.34       0.33          0.34        0.26
 Net gain on securities
   (realized and
   unrealized)................       1.87       1.87         2.73       2.68          1.79       1.77          0.94        0.75
                                ---------     ------    ---------    ------      --------     ------      --------      ------
     Total from investment
       operations.............       2.03       2.01         3.03      2.99          2.13       2.10           1.28       1.01
                                ---------     ------    ---------    ------      --------     ------      --------      ------
LESS DISTRIBUTIONS
 Dividends from net investment
   income.....................      (0.17)     (0.15)       (0.31)    (0.27)        (0.34)     (0.32)        (0.27)      (0.26)
 Dividends from net realized
   capital gains..............      (0.00)     (0.00)       (0.51)    (0.51)        (0.14)     (0.14)        (0.00)      (0.00)
                                ---------     ------    ---------    ------      --------     ------      --------      ------
     Total distributions......      (0.17)     (0.15)       (0.82)    (0.78)        (0.48)     (0.46)        (0.27)      (0.26)
                                ---------     ------    ---------    ------      --------     ------      --------      ------
Net asset value, end of
 period.......................  $   16.73     $16.72    $   14.87    $14.86     $   12.66     $12.65      $  11.01      $11.01
                                =========     ======    =========    ======      ========     ======      ========      ======
TOTAL RETURN..................      29.08%(4)  28.81(4,5)   24.62%    24.33%(5)     19.72%     19.37%(5)     14.34%(4)   13.18%(4,5)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
   000's).....................  $ 163,887     $  758    $ 127,130    $  410     $  61,978     $  263      $ 36,194      $  125
 Ratio of expenses to average
   net assets.................       1.02%(4)   1.27%(4)     1.01%     1.26%         1.06%(1)   1.31%(2)      0.99%(1,4)  1.41%(2,4)
 Ratio of net investment
   income to average net
   assets.....................       2.08%(4)   1.83%(4)     2.44%     2.17%         3.02%(1)   2.75%(2)      3.87%(1,4)  3.45%(2,4)
 Portfolio turnover rate......         12%        12%          35%       35%           53%        53%           12%         12%
 Average commission rate......  $    0.06     $ 0.06    $    0.05    $ 0.05     $    0.07     $ 0.07            --          --

(1) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the year ended May 31, 1996 would have been 1.08% and 3.00%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.21% and 3.66%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the year ended May 31, 1996 would have been 1.32% and 2.74%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been 1.45% and 3.40%, respectively.

(3) Institutional and Retail classes commenced operations on July 1, 1994 and August 22, 1994, respectively.

(4) Annualized.

(5) Total return excludes sales charge.

                             See Accompanying Notes

LOGO   FINANCIAL STATEMENTS

                            ARMADA FUNDS EQUITY SERIES
NOVEMBER 30, 1997

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)

                                INTERNATIONAL     SMALL CAP       SMALL CAP         EQUITY           CORE           EQUITY
                                 EQUITY FUND     GROWTH FUND      VALUE FUND     GROWTH FUND     EQUITY FUND     INCOME FUND
                                -------------    ------------    ------------    ------------    ------------    ------------
ASSETS
Investments at value (Cost
 $94,662,344, $30,267,852,
 $229,864,052, $269,413,606,
 $105,141,920 and $131,512,800,
 respectively).................  $89,773,084     $31,019,264     $268,834,764    $326,108,459    $105,212,559    $165,017,612
Interest, dividends, and
 reclaims receivable...........      187,760           2,059          415,925        276,002         157,269         624,346
Receivable for Fund shares
 sold..........................          500             500           85,933        101,571              --          59,728
Receivable for investments
 sold..........................           --          13,962        5,212,343      1,541,053         161,542              --
Prepaid expenses...............           --              --           10,970          3,406              --          11,448
                                 -----------     ------------    ------------    ------------    ------------    ------------
TOTAL ASSETS...................   89,961,344      31,035,785      274,559,935    328,030,491     105,531,370     165,713,134
                                 -----------     ------------    ------------    ------------    ------------    ------------
LIABILITIES
Payable for Fund shares
 redeemed......................       24,433          35,211           52,212        119,698              --          96,971
Payable for investments
 purchased.....................      908,499         129,389          284,075     10,294,189         164,797         809,177
Accrued expenses...............       86,741          22,979          241,453        356,892          85,615         162,537
                                 -----------     ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES..............    1,019,673         187,579          577,740     10,770,779         250,412       1,068,685
                                 -----------     ------------    ------------    ------------    ------------    ------------
NET ASSETS.....................  $88,941,671     $30,848,206     $273,982,195    $317,259,712    $105,280,958    $164,644,449
                                 ===========     ============    ============    ============    ============    ============
NET ASSETS CONSIST OF:
Paid-in capital................  $95,624,094     $29,951,503     $195,502,088    $205,957,015    $105,147,400    $123,344,265
Undistributed/accumulated net
 investment income/(loss)......      209,315          27,088        1,024,069        (96,509)         70,796         567,932
Undistributed net realized
 gain/(loss) on investments
 sold..........................   (1,972,586)        118,203       38,247,016     54,735,878          (7,877)      7,227,440
Accumulated net realized loss
 on foreign currency
 transactions..................      (25,805)             --               --             --              --              --
Undistributed net realized gain
 on futures sold...............           --              --          238,310         15,575              --              --
Net unrealized
 appreciation/(depreciation) on
 investments...................   (4,889,260)        751,412       38,970,712     56,694,853          70,639      33,504,812
Net unrealized depreciation on
 translation of assets and
 liabilities denominated in
 foreign currencies............       (4,087)             --               --             --              --              --
Net unrealized depreciation on
 futures.......................           --              --               --        (47,100)             --              --
                                 -----------     ------------    ------------    ------------    ------------    ------------
                                 $88,941,671     $30,848,206     $273,982,195    $317,259,712    $105,280,958    $164,644,449
                                 ===========     ============    ============    ============    ============    ============
Net Assets -- Institutional
 class.........................  $88,938,021     $30,838,494     $266,351,844    $308,884,226    $105,199,042    $163,886,921
Shares
 outstanding -- Institutional
 class.........................    9,647,135       2,944,822       14,811,832     14,249,915      10,507,465       9,796,353
Net asset value, Offering price
 and Redemption price per
 share- Institutional class....  $      9.22     $     10.47     $      17.98    $     21.68     $     10.01     $     16.73
                                 ===========     ============    ============    ============    ============    ============
Net Assets -- Retail class.....  $     3,650     $     9,712     $  7,630,351    $ 8,375,486     $    81,916     $   757,528
Shares outstanding -- Retail
 class.........................          396             928          430,366        385,878           8,186          45,317
Net asset value and Redemption
 price per share -- Retail
 class.........................  $      9.22     $     10.47     $      17.73    $     21.71     $     10.01     $     16.72
                                 ===========     ============    ============    ============    ============    ============
Maximum sales charge- Retail
 class.........................         3.75%           3.75%            3.75%          3.75%           3.75%           3.75%
Maximum offering price per
 Retail share..................  $      9.58     $     10.88     $      18.42    $     22.56     $     10.40     $     17.37
                                 ===========     ============    ============    ============    ============    ============

                             See Accompanying Notes

LOGO   FINANCIAL STATEMENTS

                            ARMADA FUNDS EQUITY SERIES
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997
(UNAUDITED)

                                INTERNATIONAL    SMALL CAP     SMALL CAP        EQUITY          CORE         EQUITY
                                   EQUITY         GROWTH         VALUE          GROWTH         EQUITY        INCOME
                                   FUND(1)        FUND(1)        FUND            FUND         FUND(1)         FUND
                                -------------    ---------    -----------     -----------     --------     -----------
INVESTMENT INCOME:
Dividends......................  $   401,058     $ 40,407     $ 1,517,938     $ 1,111,702     $552,890     $ 2,260,101
Interest.......................      119,694       70,587         214,458         331,167       10,124          67,950
Less foreign taxes withheld....      (36,405)          --              --              --           --              --
                                 -----------     --------     -----------     -----------     ---------    -----------
Total investment income........      484,347      110,994       1,732,396       1,442,869      563,014       2,328,051
                                 -----------     --------     -----------     -----------     ---------    -----------
EXPENSES:
Investment Advisory fees.......      210,300       65,670         935,947       1,122,775      258,295         555,574
Custodian fees.................       60,480        1,809          17,672          20,328        6,807          12,433
Administration fees............       28,040        8,760         118,666         137,346       34,439          74,076
Registration and filing fees...       19,708        5,058          21,745          56,263       25,001          29,138
12b-1 fees.....................       11,216        3,503          49,917          59,881       13,776          29,631
Transfer Agent fees............        8,971        4,330          23,373          36,195        8,473          29,919
Distribution fees..............        5,676        1,379          21,757          15,282        7,501          11,182
Miscellaneous..................        2,978          321           2,434           1,107        4,758           4,905
Legal fees.....................        2,432          609           8,700           6,358        3,054           4,685
Audit fees.....................        2,358          799           5,562           5,507        2,474           5,527
Printing and shareholder
 reports.......................          679          169           2,193           1,775          855           4,898
Trustees' fees.................          641          160           2,820           3,639          806           1,803
Insurance......................          375           95           1,664           2,224          469           1,090
Shareholder servicing fees-
 Retail class only.............            2            4           7,673           9,763           28             606
Amortization of organization
 costs.........................           --           --           1,870              --           --           2,226
Fees waived by Administrator...      (28,040)      (8,760)             --              --      (34,439)             --
Fees waived by Investment
 Adviser.......................      (50,784)          --              --              --      (64,683)             --
                                 -----------     --------     -----------     -----------     ---------    -----------
Total expenses.................      275,032       83,906       1,221,993       1,478,443      267,614         767,693
                                 -----------     --------     -----------     -----------     ---------    -----------
NET INVESTMENT INCOME/(LOSS)...      209,315       27,088         510,403         (35,574)     295,400       1,560,358
                                 -----------     --------     -----------     -----------     ---------    -----------
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on
 investments sold..............   (1,972,586)     118,203      28,959,107      37,831,606       (7,877)      3,723,613
Net realized loss on foreign
 currency transactions.........      (25,805)          --              --              --           --              --
Net realized gain on futures...           --           --          84,050          15,575           --              --
Net change in unrealized
 appreciation/depreciation on
 investments...................   (4,889,260)     751,412      10,082,047       5,523,933       70,639      12,654,698
Net change in unrealized
 depreciation on translation of
 assets and liabilities
 denominated in foreign
 currencies....................       (4,087)          --              --              --           --              --
Net change in unrealized
 appreciation/depreciation on
 futures.......................           --           --         (74,975)        (47,100)          --              --
                                 -----------     --------     -----------     -----------     ---------    -----------
Net gain/(loss) on
 investments...................   (6,891,738)     869,615      39,050,229      43,324,014       62,762      16,378,311
                                 -----------     --------     -----------     -----------     ---------    -----------
NET INCREASE/(DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(6,682,423)    $896,703     $39,560,632     $43,288,440     $358,162     $17,938,669
                                 ===========     ========     ===========     ===========     =========    ===========

(1) Fund commenced operations on August 1, 1997.

                             See Accompanying Notes

 LOGO   FINANCIAL STATEMENTS

                            ARMADA FUNDS EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                INTERNATIONAL  SMALL CAP                                                                CORE
                                EQUITY FUND   GROWTH FUND      SMALL CAP VALUE FUND         EQUITY GROWTH FUND      EQUITY FUND
                                ------------  ------------  --------------------------  --------------------------  ------------
                                FOR THE FOUR  FOR THE FOUR  FOR THE SIX                 FOR THE SIX                 FOR THE FOUR
                                MONTHS ENDED  MONTHS ENDED  MONTHS ENDED    FOR THE     MONTHS ENDED    FOR THE     MONTHS ENDED
                                NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,   YEAR ENDED   NOVEMBER 30,   YEAR ENDED   NOVEMBER 30,
                                  1997(1)       1997(1)         1997        MAY 31,         1997        MAY 31,       1997(1)
                                (UNAUDITED)   (UNAUDITED)   (UNAUDITED)       1997      (UNAUDITED)       1997      (UNAUDITED)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
INCREASE/(DECREASE) IN NET
 ASSETS:
Operations:
Net investment income/(loss)... $   209,315   $    27,088  $    510,403   $  1,081,496  $    (35,574)  $  1,039,079  $    295,400
Net realized gain/(loss) on
 investments sold..............  (1,972,586)      118,203    28,959,107     12,634,349    37,831,606     47,980,337        (7,877)
Net realized loss on foreign
 currency transactions.........     (25,805)           --            --             --            --             --            --
Net realized gain on futures...          --            --        84,050        154,260        15,575             --            --
Net change in unrealized
 appreciation/(depreciation) on
 investments...................  (4,889,260)      751,412    10,082,047     17,865,311     5,523,933     14,208,938        70,639
Net change in unrealized
 depreciation on translation of
 assets and liabilities
 denominated in foreign
 currencies....................      (4,087)           --            --             --            --             --            --
Net change in unrealized
 appreciation/(depreciation) on
 futures.......................          --            --       (74,975)        74,975       (47,100)            --            --
                                -----------   -----------  ------------   ------------  ------------   ------------  ------------
Net increase/(decrease) in net
 assets resulting from
 operations....................  (6,682,423)      896,703    39,560,632     31,810,391    43,288,440     63,228,354       358,162
                                -----------   -----------  ------------   ------------  ------------   ------------  ------------
Distributions to shareholders
 from net investment income....          --            --            --       (819,335)           --     (1,039,079)     (224,604)
Distributions to shareholders
 in excess of net investment
 income........................          --            --            --             --       (76,919)      (173,123)           --
Distributions to shareholders
 from net realized capital
 gains.........................          --            --            --     (7,938,420)           --    (46,984,255)           --
Increase in net assets derived
 from capital share
 transactions..................  95,624,094    29,951,503    30,181,751     77,191,102    11,522,700     74,810,230   105,147,400
                                -----------   -----------  ------------   ------------  ------------   ------------  ------------
Total increase in net assets...  88,941,671    30,848,206    69,742,383    100,243,738    54,734,221     89,842,127   105,280,958
                                -----------   -----------  ------------   ------------  ------------   ------------  ------------
NET ASSETS:
Beginning of period............           0             0   204,239,812    103,996,074   262,525,491    172,683,364             0
                                -----------   -----------  ------------   ------------  ------------   ------------  ------------
End of period.................. $88,941,671   $30,848,206  $273,982,195   $204,239,812  $317,259,712   $262,525,491  $105,280,958
                                ===========   ===========  ============   ============  ============   ============  ============
END OF PERIOD UNDISTRIBUTED/
 ACCUMULATED NET INVESTMENT
 INCOME/(LOSS)................. $   209,315   $    27,088   $ 1,024,069   $    513,666  $    (96,509)  $     15,984  $    70,796
                                ===========   ===========   ===========   ============  ============   ============  ============


                                     EQUITY INCOME FUND
                                 --------------------------
                                 FOR THE SIX
                                 MONTHS ENDED    FOR THE
                                 NOVEMBER 30,   YEAR ENDED
                                     1997        MAY 31,
                                 (UNAUDITED)       1997
                                 ------------  ------------
INCREASE/(DECREASE) IN NET
 ASSETS:
Operations:
Net investment income/(loss)...  $  1,560,358  $   2,176,946
Net realized gain/(loss) on
 investments sold..............     3,723,613      4,439,199
Net realized loss on foreign
 currency transactions.........            --             --
Net realized gain on futures...            --             --
Net change in unrealized
 appreciation/(depreciation) on
 investments...................    12,654,698     13,884,617
Net change in unrealized
 depreciation on translation of
 assets and liabilities
 denominated in foreign
 currencies....................            --             --
Net change in unrealized
 appreciation/(depreciation) on
 futures.......................            --             --
                                 ------------  -------------
Net increase/(decrease) in net
 assets resulting from
 operations....................    17,938,669     20,500,762
                                 ------------  -------------
Distributions to shareholders
 from net investment income....    (1,513,921)    (1,997,094)
Distributions to shareholders
 in excess of net investment
 income........................            --             --
Distributions to shareholders
 from net realized capital
 gains.........................            --     (3,277,549)
Increase in net assets derived
 from capital share
 transactions..................    20,679,645     50,072,896
                                 ------------  -------------
Total increase in net assets...    37,104,393     65,299,015
                                 ------------  -------------
NET ASSETS:
Beginning of period............   127,540,056     62,241,041
                                 ------------   ------------
End of period..................  $164,644,449  $ 127,540,056
                                 ============  =============
END OF PERIOD UNDISTRIBUTED/
 ACCUMULATED NET INVESTMENT
 INCOME/(LOSS).................  $    567,932  $    521,495
                                 ============  ============

(1) Fund commenced operations on August 1, 1997.

                             See Accompanying Notes

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  FUND ORGANIZATION

  Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series of twenty-one funds each of which is authorized to issue two classes of shares designated as Institutional and Retail Shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different shareholder serving fees and investment minimums. In addition, Retail shares are subject to a front-end sales charge, which may be reduced or waived under certain circumstances (See Note 8).

  The Trust currently has four Series that consist of the following Funds:

  Money Market Series

Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax Exempt Money Market Fund and Pennsylvania Tax Exempt Money Market Fund;

  Equity Series

International Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Equity Growth Fund, Core Equity Fund, Equity Income Fund and Equity Index Fund;

  Tax Exempt Series

Ohio Tax Exempt Fund, Pennsylvania Municipal Fund and National Tax Exempt Fund;

  Income Series

Total Return Advantage Fund, Intermediate Bond Fund, Enhanced Income Fund, GNMA Fund, Bond Fund and Real Return Advantage Fund.

  As of the date of this report, the Equity Index, National Tax Exempt, and Real Return Advantage Funds have not commenced operations.

  Effective March 10, 1997, the Armada Equity Fund's name was changed to the Armada Equity Growth Fund.

  Effective November 19, 1997, the name of the Armada Mid Cap Regional Fund was changed to the Armada Small Cap Value Fund.

  The International Equity, Small Cap Growth and Core Equity Funds each commenced operations on August 1, 1997. Accordingly, the Statements of Assets and Liabilities, Operations, Changes in Net Assets and Financial Highlights for each of the Funds is presented as of November 30, 1997 and for the four-month period then ended.

  FUND REORGANIZATION: On May 3, 1996, Integra Financial Corporation ("Integra Financial") merged into National City Corporation ("National City"). Integra Trust Company, an affiliate of Integra Financial, served as Investment Adviser to Inventor Funds, Inc. ("Inventor"). A new investment advisory agreement between Inventor and affiliates of National City received shareholder approval in May 1996.

  As part of the Reorganization, on September 9, 1996, the Inventor Equity Growth Fund transferred all of its assets and liabilities with an approximate value of $47,517,535 (including $3,942,382 of net unrealized gain on investments) in exchange for shares of the former Armada Equity Fund. The Reorganization was executed as a tax-free reorganization in accordance with
Section 368(a)(1)(C) of the Internal Revenue Code of 1986 as amended (the "Internal Revenue Code").

  In accordance with provisions of the Agreement, the Trust and Inventor were each responsible for the payment of their own expenses incurred in connection with the Reorganization to the extent not borne by their respective Investment Advisers. Accordingly, the Trust recognized approximately $200,000 in costs connected with the Reorganization, which has been allocated among the various funds in the Trust.

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the International Equity, Small Cap Growth, Small Cap Value, Equity Growth, Core Equity and Equity Income Funds (the "Funds") in preparation of their financial statements.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION: Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities and other assets for which no quotations are readily available are valued at their fair value under procedures approved by the Board of Trustees. Short-term investments having maturities of 60 days or less are generally valued on the basis of amortized cost.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Trust are allocated among them.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Equity Growth, Core Equity and Equity Income Funds are declared and paid quarterly; dividends from the net investment income of the International Equity, Small Cap Growth and Small Cap Value Funds are declared and paid annually. With respect to each Fund, net income for dividend purposes consists of dividends, interest income, and discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.

  FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

  ORGANIZATIONAL COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses are being amortized on a straight-line basis over a period of five years from the date of commencement of operations.

  FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments.

  FORWARD FOREIGN CURRENCY CONTRACTS: The International Equity Fund entered into forward foreign

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time forward contracts are extinguished.

  FUTURES CONTRACTS: During the period, the Equity Growth Fund bought and sold financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market or to maintain liquidity. When investing in futures contracts, the Fund bears the market risk that arises from changes in the value of these financial instruments. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. (See Note 6).

  REPURCHASE AGREEMENTS: Repurchase agreements are considered loans under the 1940 Act. In connection therewith, the Trust's Custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

3.  INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS

  Fees paid by the Trust pursuant to the Advisory Agreements with National City Bank and National Asset Management Corporation, (collectively, the "Adviser" or "Advisers"), wholly-owned subsidiaries of National City Corporation, are payable monthly based on the annual rate of .75% of each Fund's average daily net assets. The Advisers may from time to time waive their fees payable by the Funds. For the period ended November 30, 1997, the Advisers have earned and waived the following fees:

                                       EARNED       WAIVED
                                     ----------    --------
International Equity Fund.........   $  210,300    $ 50,784
Small Cap Growth Fund.............       65,670          --
Small Cap Value Fund..............      935,947          --
Equity Growth Fund................    1,122,775          --
Core Equity Fund..................      258,295      64,683
Equity Income Fund................      555,574          --

  At November 30, 1997, advisory fees accrued and unpaid amounted to:

International Equity Fund....................   $ 52,549
Small Cap Growth Fund........................     18,648
Small Cap Value Fund.........................    169,139
Equity Growth Fund...........................    207,501
Core Equity Fund.............................     63,872
Equity Income Fund...........................     92,294

  Wellington Management Company, LLP (the "Sub Adviser") serves as the investment sub-adviser to the Small Cap Growth Fund and is entitled to earn a fee pursuant to such agreement. No such fees are paid to the Sub-Adviser directly from the Trust.

  The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Retail shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% on an annualized basis of the net asset value of the Retail shares of the International Equity, Small Cap Growth, Small Cap Value, Equity Growth, Core Equity and Equity Income Funds. For

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the period ended November 30, 1997, fees paid under the Services Plan to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation, amounted to:

International Equity Fund......................   $    1
Small Cap Growth Fund..........................        0
Small Cap Value Fund...........................    6,399
Equity Growth Fund.............................    9,058
Core Equity Fund...............................       12
Equity Income Fund.............................      476

  National City Bank serves as the Funds' Custodian. For the period ended November 30, 1997, National City Bank has earned custodian fees as follows:

International Equity Fund.....................   $60,480
Small Cap Growth Fund.........................     1,809
Small Cap Value Fund..........................    17,672
Equity Growth Fund............................    20,328
Core Equity Fund..............................     6,807
Equity Income Fund............................    12,433

  Pursuant to Board of Trustees' approval, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company ("SEI" or "Distributor"), began serving as the Trust's Distributor on March 10, 1997. Each Fund pays a fee to the Distributor for distributing its shares. Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust compensates the Distributor for services provided and expenses assumed in providing advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of each Fund, inclusive of an annual base fee of $1,250,000, plus incentive fees related to asset growth, which are allocated among the investment funds with respect to which the Distributor is distributing shares.
  440 Financial Distributors, Inc., ("440") a wholly-owned subsidiary of The Shareholder Services Group, Inc., and an indirect wholly-owned subsidiary of First Data Corp., served as the Trust's distributor until March 7, 1997. Each Fund reimbursed 440 for direct and indirect expenses incurred in performing distribution services, up to a maximum of .10% per annum of the average net assets of each Fund, inclusive of an annual fee of $250,000, which was allocated among the investment funds for which 440 was distributing shares.

  Each Trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $2,500 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

  Expenses for the period ended November 30, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

  PFPC Inc. ("PFPC") serves as Administrator and Accounting Agent to the Trust. As compensation for services performed, each Fund pays PFPC an asset-based fee plus reimbursement of reasonable out-of-pocket expenses. An officer of PFPC serves as Treasurer to the Trust.

4.  PURCHASES AND SALES OF SECURITIES

  During the period ended November 30, 1997, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                PURCHASES         SALES
                               ------------    ------------
International Equity Fund...   $105,605,807    $ 12,376,558
Small Cap Growth Fund.......     30,008,743       1,804,883
Small Cap Value Fund........    150,494,687     124,200,280
Equity Growth Fund..........    329,512,706     326,889,142
Core Equity Fund............    121,703,940      16,946,221
Equity Income Fund..........     33,433,640      16,577,638

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5.  FORWARD FOREIGN CURRENCY CONTRACTS

  The International Equity Fund had the following open forward currency contract at November 30, 1997:

              SETTLEMENT  CONTRACT  CONTRACT  CURRENT   UNREALIZED
  CURRENCY       DATE      AMOUNT     RATE      RATE       LOSS
------------- ----------  --------  --------  --------  ----------
Belgium
  Francs.....   12/1/97   $903,836   35.864   36.39002   ($17,728)

6.  FUTURES CONTRACTS

  The Equity Growth Fund had the following open futures contracts at November 30, 1997.

                   NUMBER OF   CONTRACT   EXPIRATION  UNREALIZED
                   CONTRACTS    VALUE        DATE        LOSS
                   ---------  ----------  ----------  ----------
Standard & Poors
  500 Stock Index
  Futures.........     20     $4,744,500     12/97     ($47,100)

  The aggregate market value of cash or eligible securities pledged to cover margin requirements for open futures positions at November 30, 1997 was $201,000.

7.  SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized below for the Funds.

                                                  FOR THE PERIOD ENDED NOVEMBER 30, 1997 (UNAUDITED)
                                               --------------------------------------------------------
                                                   INSTITUTIONAL CLASS                RETAIL CLASS
                                               ---------------------------       ----------------------
                                                 SHARES          VALUE           SHARES        VALUE
                                               ----------     ------------       -------     ----------
INTERNATIONAL EQUITY FUND*
Shares sold..................................   9,696,682     $ 96,109,264           396     $    3,887
Shares reinvested............................          --               --            --             --
Shares repurchased...........................     (49,547)        (489,057)           --             --
                                               ----------     ------------       -------     ----------
Net increase.................................   9,647,135     $ 95,620,207           396     $    3,887
                                               ==========     ============       =======     ==========
SMALL CAP GROWTH FUND*
Shares sold..................................   2,976,326     $ 30,277,816           928     $    9,787
Shares reinvested............................          --               --            --             --
Shares repurchased...........................     (31,504)        (336,100)           --             --
                                               ----------     ------------       -------     ----------
Net increase.................................   2,944,822     $ 29,941,716           928     $    9,787
                                               ==========     ============       =======     ==========
SMALL CAP VALUE FUND
Shares sold..................................   2,574,613     $ 44,266,139       125,854     $2,212,244
Shares reinvested............................          --               --            --             --
Shares repurchased...........................    (920,600)     (15,879,136)      (25,090)      (417,496)
                                               ----------     ------------       -------     ----------
Net increase.................................   1,654,013     $ 28,387,003       100,764     $1,794,748
                                               ==========     ============       =======     ==========

---------------

*Fund commenced operations on August 1, 1997.

LOGO  NOTES TO FINANCIAL STATEMENTS

                                                  FOR THE PERIOD ENDED NOVEMBER 30, 1997 (UNAUDITED)
                                              -----------------------------------------------------------
                                                  INSTITUTIONAL CLASS                  RETAIL CLASS
                                              ----------------------------       ------------------------
                                                SHARES           VALUE            SHARES         VALUE
                                              ----------     -------------       --------     -----------
EQUITY GROWTH FUND
Shares sold.................................   1,474,680     $  30,702,978         28,544     $   605,372
Shares reinvested...........................       1,497            29,989             --              --
Shares repurchased..........................    (949,118)      (19,525,327)       (13,942)       (290,312)
                                              ----------     -------------       --------     -----------
Net increase................................     527,059     $  11,207,640         14,602     $   315,060
                                              ==========     =============       ========     ===========
CORE EQUITY FUND*
Shares sold.................................  10,485,517     $ 104,848,724          8,174     $    80,721
Shares reinvested...........................      22,547           223,668             12             117
Shares repurchased..........................        (599)           (5,830)            --              --
                                              ----------     -------------       --------     -----------
Net increase................................  10,507,465     $ 105,066,562          8,186     $    80,838
                                              ==========     =============       ========     ===========
EQUITY INCOME FUND
Shares sold.................................   1,617,435     $  26,356,182         21,484     $   356,795
Shares reinvested...........................      47,693           778,250            218           3,555
Shares repurchased..........................    (416,518)       (6,748,989)        (3,943)        (66,148)
                                              ----------     -------------       --------     -----------
Net increase................................   1,248,610     $  20,385,443         17,759     $   294,202
                                              ==========     =============       ========     ===========

---------------

(*) Fund commenced operations on August 1, 1997.

                                                           FOR THE YEAR ENDED MAY 31, 1997
                                              ---------------------------------------------------------
                                                  INSTITUTIONAL CLASS                RETAIL CLASS
                                              ---------------------------       -----------------------
                                                SHARES          VALUE            SHARES        VALUE
                                              ----------     ------------       --------     ----------
SMALL CAP VALUE FUND
Shares sold.................................   6,042,026     $ 83,857,858         57,754     $  777,378
Shares reinvested...........................     262,351        3,565,347         18,744        251,734
Shares repurchased..........................    (725,713)      (9,823,087)      (110,151)    (1,438,128)
                                              ----------     -------------      ---------    -----------
Net increase (decrease).....................   5,578,664     $ 77,600,118        (33,653)    $ (409,016)
                                              ==========     =============      =========    ===========
EQUITY GROWTH FUND
Shares sold.................................   7,181,302     $124,275,293         41,911     $  770,395
Shares issued in Reorganization.............   2,631,093       47,517,535             --             --
Shares reinvested...........................     943,703       15,463,981         73,923      1,215,567
Shares repurchased..........................  (6,282,893)    (113,035,710)       (77,687)    (1,396,831)
                                              ----------     -------------      ---------    -----------
Net increase................................   4,473,205     $ 74,221,099         38,147     $  589,131
                                              ==========     =============      =========    ===========
EQUITY INCOME FUND
Shares sold.................................   4,394,354     $ 60,026,833          7,046     $   96,190
Shares reinvested...........................     199,623        2,708,195          1,252         16,939
Shares repurchased..........................    (941,262)     (12,754,028)        (1,536)       (21,233)
                                              ----------     -------------      ---------    -----------
Net increase................................   3,652,715     $ 49,981,000          6,762     $   91,896
                                              ==========     =============      =========    ===========

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8.  SUBSEQUENT EVENTS:

  Effective January 1, 1998, each of the International Equity, Small Cap Growth, Small Cap Value, Equity Growth, Core Equity and Equity Income Funds commenced offering B shares. B shares, like Retail shares, are subject to shareholder servicing fees under a services plan. In addition, B shares have in place a separate Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act under which each fund will pay up to a maximum of .75% per annum of the average net assets of B shares. B shares are subject to a contingent deferred sales charge, which may be reduced or waived under certain circumstances.

  Effective January 1, 1998, the maximum front-end sales charge on Retail shares increased to 5.50% from 3.75%. Such front-end charges may be reduced or waived under certain circumstances.

9.  RESULTS OF PROXY VOTING

  A special meeting of the Shareholders of the Funds was held on November 19, 1997. Shareholders of the Small Cap Value, Equity Growth and Equity Income Funds each approved the following proposals:

PROPOSAL 1.

  To approve a new Investment Advisory Agreement between the Trust and National City Bank.

  At least 87.45% of shareholders in each Fund voted to approve the proposal. No more than 2.39% in each Fund voted against the proposal.

PROPOSAL 2.

  To approve certain changes to the fundamental investment objectives of the Funds.

  At least 82.80% of shareholders in each Fund voted to approve the proposal. No more than 3.91% in each Fund voted against the proposal.

PROPOSAL 3A.

  To approve changes to the fundamental investment limitation on underwriting activities.

  At least 82.69% of shareholders in each Fund voted to approve the proposal. No more than 3.71% in each Fund voted against the proposal.

PROPOSAL 3B.

  To approve changes to the fundamental investment limitation on real estate related transactions.

  At least 83.16% of shareholders in each Fund voted to approve the proposal. No more than 3.80% in each Fund voted against the proposal.

PROPOSAL 3C.

  To approve changes to the fundamental investment limitation on investment in commodities.

  At least 83.34% of shareholders in each Fund voted to approve the proposal. No more than 4.11% in each Fund voted against the proposal.

PROPOSAL 3D.

  To approve changes to the fundamental investment limitation regarding industry concentration.

  At least 83.00% of shareholders in each Fund voted to approve the proposal. No more than 3.77% in each Fund voted against the proposal.

PROPOSAL 3E.

  To approve changes to the fundamental investment limitation on loans.

  At least 82.61% of shareholders in each Fund voted to approve the proposal. No more than 3.86% in each Fund voted against the proposal.

PROPOSAL 3F.

  To approve changes to the fundamental investment limitation on borrowing and issuance of senior securities.

  At least 83.84% of shareholders in each Fund voted to approve the proposal. No more than 3.60% in each Fund voted against the proposal.

PROPOSAL 4B.

  To approve a change in the fundamental investment policies related to limitations on illiquid securities to make such policies non-fundamental.

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  At least 83.31% of shareholders in each Fund voted to approve the proposal. No more than 3.82% in each Fund voted against the proposal.

PROPOSAL 4C.

  To approve a change in the fundamental investment policies related to limitations on purchasing securities on margin to make such policies non-fundamental.

  At least 83.38% of shareholders in each Fund voted to approve the proposal. No more than 4.34% in each Fund voted against the proposal.

PROPOSAL 4D.

  To approve a change in the fundamental investment policies related to limitations on purchasing securities of companies for the purpose of exercising control to make such policies non-fundamental.

  At least 83.31% of shareholders in each Fund voted to approve the proposal. No more than 4.00% in each Fund voted against the proposal.

PROPOSAL 4E.

  To approve a change in the fundamental investment policies related to limitations on writing or selling put options, call options, straddles, spreads, or any combination thereof to make such policies non-fundamental.

  At least 83.29% of shareholders in each Fund voted to approve the proposal. No more than 3.88% in each Fund voted against the proposal.

PROPOSAL 4F.

  To approve a change in the fundamental investment policies related to limitations on purchasing or retaining securities of any issuer if officers or trustees/directors of the Trust or any of its investment advisors own beneficially more than certain percentages of that issuer's securities to make such policies non-fundamental.

  At least 83.17% of shareholders in each Fund voted to approve the proposal. No more than 3.95% in each Fund voted against the proposal.

PROPOSAL 6.

  Election of Trustees for all Armada Funds (including International Equity, Small Cap Growth and Core Equity Funds) -- Institutional and Retail.

  At least 92.53% of voting shareholders voted to elect each Trustee. No more than 7.47% of voting shareholders withheld authority to elect a Trustee.

LOGO   ARMADA FUNDS

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Zurn Industries, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
     National City Corporation
Chairman, President and Chief Executive
     Officer, NatCity Investments, Inc.

LEIGH CARTER
Retired President and Chief Operating
     Officer, B.F. Goodrich Company
Director:
Acromed Corporation
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief Operating Officer,
     Kittle's Home Furnishing's Center, Inc.
ROBERT J. FARLING
Retired Chairman, President and
     Chief Executive Officer, Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
     Carol Martin Gatton College of Business
     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:
Meridia Health System
WVIZ Educational Television

J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company

LOGO   NOTES

[ARMADA FUNDS LOGO]                                         BULK RATE
                                                           U.S POSTAGE
Oaks, Pennsylvania 19456                                       PAID
                                                          CLEVELAND, OH
                                                         PERMIT NO. 1535


INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION

NATIONAL ASSET MANAGEMENT
CORPORATION
101 SOUTH FIFTH STREET
LOUISVILLE, KY 40202

National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114



AF-804 (1/98)